UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7118

Nuveen New Jersey Premium Income Municipal Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: April 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN
Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report April 30, 2014

NQJ
Nuveen New Jersey Investment Quality Municipal Fund, Inc.

NNJ
Nuveen New Jersey Premium Income Municipal Fund, Inc.

NXJ
Nuveen New Jersey Dividend Advantage Municipal Fund

NUJ
Nuveen New Jersey Dividend Advantage Municipal Fund 2

NJV
Nuveen New Jersey Municipal Value Fund

NQP
Nuveen Pennsylvania Investment Quality Municipal Fund

NPN
Nuveen Pennsylvania Municipal Value Fund

Nuveen Investments to be acquired by TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund’s sub-adviser(s). New agreements will be presented to the funds’ shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	12

Common Share Information	14

Risk Considerations	17

Performance Overview and Holding Summaries	18

Shareholder Meeting Report	25

Report of Independent Registered Public Accounting Firm	29

Portfolios of Investments	30

Statement of Assets and Liabilities	83

Statement of Operations	85

Statement of Changes in Net Assets	87

Statement of Cash Flows	90

Financial Highlights	92

Notes to Financial Statements	102

Additional Fund Information	118

Glossary of Terms Used in this Report	119

Reinvest Automatically, Easily and Conveniently	121

Board Members & Officers	122

Annual Investment Management Agreement Approval Process	127

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan’s deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
June 23, 2014

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)
Nuveen New Jersey Municipal Value Fund (NJV)
Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
Nuveen Pennsylvania Municipal Value Fund (NPN)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Portfolio manager Paul L. Brennan, CFA, discusses economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of the Nuveen New Jersey and Pennsylvania Funds. Paul assumed portfolio management responsibility for these seven Funds in 2011.

FUND REORGANIZATIONS

During May 2013 and November 2013, the Funds’ Board of Directors/Trustees approved a series of reorganizations for certain of the Pennsylvania and New Jersey Funds included in this report, respectively, (Acquired Funds) to create one, larger-state Fund (Acquiring Fund).

The reorganizations are as follows:

Pennsylvania Funds-Acquired Funds	Symbol	Pennsylvania-Acquiring Fund	Symbol
Nuveen Pennsylvania Premium Income Municipal Fund 2	NPY	Nuveen Pennsylvania Investment Quality Municipal Fund	NQP
Nuveen Pennsylvania Dividend Advantage Municipal Fund	NXM
Nuveen Pennsylvania Dividend Advantage Municipal Fund 2	NVY
New Jersey Funds-Acquired Funds	Symbol	New Jersey-Acquiring Fund	Symbol
Nuveen New Jersey Investment Quality Municipal Fund, Inc.	NQJ	Nuveen New Jersey Dividend Advantage Municipal Fund	NXJ
Nuveen New Jersey Premium Income Municipal Fund, Inc.	NNJ
Nuveen New Jersey Dividend Advantage Municipal Fund 2	NUJ

On December 17, 2013 the reorganizations for the Pennsylvania Funds were approved by shareholders and the reorganizations became effective before the opening of business on February 10, 2014.

See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further information.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc., (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended April 30, 2014?

During this reporting period, the U.S. economy continued its slow advance toward recovery from recession. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Based on its view that the underlying strength in the broader economy was enough to support ongoing improvement in the labor market, the Fed began to reduce or taper, its monthly asset purchases in $10 billion increments over the course of four consecutive meetings (December 2013 through April 2014). As of May 2014 (subsequent to the close of this reporting period), the Fed’s monthly purchases comprise $20 billion in mortgage-backed securities (versus the original $40 billion per month) and $25 billion in longer-term Treasury securities (versus $45 billion). Following its April 2014 meeting, the Fed reiterated that it would continue to look at a wide range of factors including labor market conditions, indicators of inflationary pressures and readings on financial developments in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Fed’s 2% longer-run goal.

In the first quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), contracted at an annualized rate of 1.0%, the first drop in economic output since the first quarter of 2011. While consumer spending, the main driver of the U.S. economy, made a strong showing, expansion during this period was restrained primarily by slower-than-expected inventory growth, compounded by severe winter weather conditions. The Consumer Price Index (CPI) rose 2.0% year-over-year as of April 2014, while the core CPI (which excludes food and energy) increased 1.8% during the same period, staying within the Fed’s unofficial longer-term objective of 2.0% or lower for this inflation measure. As of April 2014, the national unemployment rate was 6.3%, the lowest reading since September 2008, down from the 7.5% reported in April 2013, but still higher than levels that would provide consistent support for optimal GDP growth. The housing market continued to post gains, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.4% for the twelve months ended March 2014 (most recent data available at the time this report was prepared). This brought the average U.S. home price back to mid-2004 levels, although prices continued to be down approximately 20% from their mid-2006 peak.

As this reporting period began, continued political debate over federal spending clouded the outlook for the U.S. economy, as lack of resolution on spending cuts triggered sequestration (a program of automatic cuts affecting federal programs) and Congress failed to reach agreement on the federal budget for Fiscal 2014. On October 1, 2013, the start date for Fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels and suspending the debt limit until early 2014. Consensus on a $1.1 trillion federal spending bill was finally reached in January 2014 and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.

In June 2013, then-Fed Chairman Ben Bernanke’s remarks about potentially tapering the Fed’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and its impact on the economy and financial markets. This led to increased market volatility, which was compounded by headline credit stories involving Detroit’s bankruptcy filing in July 2013, the largest municipal bankruptcy in history and the disappointing news that continued to come out of Puerto Rico, where a struggling economy and years of deficit spending and borrowing resulted in multiple downgrades on the commonwealth’s bonds. In this unsettled environment, the Treasury market traded off, the municipal market followed suit and spreads widened as investor concern grew, prompting increased selling by bondholders across the fixed income markets.

6	Nuveen Investments

During the second half of this reporting period, municipal bonds generally rebounded, as the Fed remained accommodative, the Treasury market rallied and municipal credit fundamentals continued to improve. Higher yields and the prospect of higher taxes sparked increased demand and improved flows into municipal bond funds, while supply continued to drop. This supply/demand dynamic served as a key driver of municipal market performance. While yields retraced some of their 2013 gains during the first four months of 2014, municipal bonds generally produced positive total returns for the reporting period as a whole, except at the longest end of the maturity spectrum. Fundamentals on municipal bonds remained strong, as state governments overall made good progress in dealing with budget issues. Due to strong growth in personal tax and sales tax collections, year-over-year totals for state tax revenues have increased for 16 consecutive quarters, while on the expense side, many states made headway in cutting and controlling costs, with more than 40 states implementing some type of pension reform. The current level of municipal issuance reflects the more conservative approach to state budgeting as well as decreased refunding activity as municipal market yields rose. Over the twelve months ended April 30, 2014, municipal bond issuance nationwide totaled $299.6 billion, down 21% from the issuance for the twelve-month period ended April 30, 2013.

How were economic and market conditions in New Jersey and Pennsylvania during this twelve-month reporting period?

While New Jersey’s economy did not get hit as hard as that of some other states during the recession, the state also has failed to bounce back as quickly. As of April 2014, New Jersey’s unemployment rate was 6.9%, the lowest since November 2008, down from 8.5% in April 2013, but above the national average of 6.3% for April 2014. In New Jersey’s favor are the diversity of its economy, an influx of jobs from New York City and the state’s standing as a leading provider of financial services and trade. New Jersey ranks third in the country in the number of financial services jobs, behind New York and Massachusetts, while the Port of Elizabeth/Newark is the East Coast’s largest seaport, handling about one third of the nation’s ocean-going trade. On the downside, prospects for employment growth in New Jersey’s government sector continue to lag due to the state’s fiscal problems, some of which are related to New Jersey’s heavy levels of indebtedness. According to Moody’s, New Jersey ranks fourth in the nation in debt per capita. As a result of these factors, the state’s economic recovery is projected to continue to trail that of the region and nation. In February 2014, New Jersey introduced its proposed $34.4 billion budget for Fiscal 2015, which contained no new taxes or tax cuts. At the end of April 2014, the state announced an $807 million budget gap in the Fiscal 2014 budget. This latest deficit creates an additional $600 million to $1 billion shortfall in next year’s budget, two months after a $694 million gap was closed. All three major rating agencies have lowered their credit ratings on New Jersey general obligation (GO) debt in 2014. On April 9, 2014, S&P reduced the state’s rating to A+ from AA- while maintaining a stable outlook, citing New Jersey’s sizeable structural imbalance leading to future budgetary pressures. In May 2014 (subsequent to the close of this reporting period), Fitch also announced a downgrade to A+, with a negative outlook, echoing S&P’s assessment of the state’s growing pension and retiree health care liabilities as well as its high levels of debt and optimistic revenue estimates that could add to future budget problems. In mid-May, Moody’s followed suit, downgrading New Jersey to A1 with a negative outlook. For the twelve months ended April 30, 2014, the state issued $9.0 billion in tax-exempt debt, a year-over-year decrease of 38%.

During this reporting period, Pennsylvania’s economy continued to expand, although improvement remained sluggish, as job and population growth trailed that of most other states. Education and health services remained the commonwealth’s largest employment sector, while manufacturing represented another 10% of jobs, a decline from previous levels, reflecting the loss of manufacturing jobs nationwide over the past couple of decades. As of April 2014, Pennsylvania’s unemployment rate was 5.7%, the lowest since September 2008, down from 7.6% in April 2013 and below the national average of 6.3% for April 2014. On the fiscal front, Pennsylvania faces increasing pressure from a structurally unbalanced budget and the need for pension reform to

Nuveen Investments	7

Portfolio Manager’s Comments (continued)

address growing debt levels following years of underfunding and market-driven investment declines. The gap between planned expenditures and expected revenues in the current budget year has opened an operating shortfall of approximately $500 million. The commonwealth’s proposed budget for Fiscal 2014-2015 totals $29.4 billion, providing for a 3.3% increase in spending over Fiscal 2013-2014, but no additional revenue enhancements. Among other measures, proposals for addressing the budget gap have included significant spending cutbacks in next year’s budget, while legislators have discussed ways to potentially increase revenues, including higher taxes on gas drilling companies and the closing of corporate tax loopholes. Currently, Pennsylvania’s unfunded pension liability is estimated at $48 billion, split between the State Employees Retirement System and the Public School Employees Retirement System. As of April 2014, Pennsylvania’s GO debt was rated Aa2 with a stable outlook by Moody’s and AA with a negative outlook by S&P. In July 2013, Fitch downgraded Pennsylvania GOs to AA with a negative outlook from AA+. For the twelve months ended April 30, 2014, $9.0 billion in new municipal bonds were issued in the commonwealth, a decrease of 43% from the previous twelve months.

What key strategies were used to manage the New Jersey and Pennsylvania Funds during the twelve-month reporting period ended April 30, 2014?

As previously discussed, during the first part of this reporting period, uncertainty about the future of the Fed’s quantitative easing program and headline credit stories involving Detroit and Puerto Rico triggered selling by bondholders across the fixed income markets, resulting in a volatile municipal market environment. The second part of the reporting period brought greater stability and a municipal market rally driven by stronger demand and tight supply. We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep the New Jersey and Pennsylvania Funds fully invested.

Despite the challenging environment created by market volatility and the significant decrease in new issuance, with supply down 38% in New Jersey and 43% in Pennsylvania, we continued to find opportunities to purchase bonds that helped achieve our goals for the Funds. Given our view that there had been no fundamental change in municipal market credit, we were motivated buyers, taking advantage of higher yields and attractive prices resulting from the pattern of outflows, predominately from high yield funds, during the first part of the reporting period. Overall, the Funds continued to find value in the sectors that represent our largest exposures, buying middle-tier and lower quality credits at discounted prices in the new issue and secondary markets.

During this reporting period, the New Jersey Funds found value in various areas of the market, including health care, higher education and transportation. A number of new health care issues that we considered attractively priced enabled us to slightly increase exposure to this sector across the complex of Funds, including bonds issued for Cooper Health System in Camden, St. Luke’s Warren Hospital in Phillipsburg, Robert Wood Johnson University Hospital in New Brunswick and Palisades Medical Center in North Bergen. We also purchased bonds issued in connection with the restructuring of Rutgers University, which merged with the University of Medicine and Dentistry of New Jersey in July 2013 as part of the state’s plan to enhance comprehensive educational opportunities and create a catalyst for economic growth and new jobs. Other higher education additions to the Funds included the College of New Jersey and Montclair State University as well as bonds issued for the New Jersey Higher Education Student Assistance Authority’s financial aid programs. In the transportation sector, we purchased new borrowings for the demolition and replacement of Goethals Bridge between Staten Island and New Jersey and for the Port Authority of New York and New Jersey.

8	Nuveen Investments

In NQP and NPN, our purchases were generally focused on the water and sewer and transportation sectors and GO bonds, as we added a new issue of Lehigh County Authority water bonds offering longer maturities, Pennsylvania Turnpike bonds and Allegheny County GOs. As the market sold off, we took advantage of attractive opportunities to slightly increase the Funds’ duration profiles, which we had allowed to shorten somewhat during the previous reporting period. This was consistent with our view that credit fundamentals in the municipal market generally continue to improve.

During this reporting period, S&P upgraded its credit rating on National Public Finance Guarantee Corp. (NPFG), the insurance subsidiary of MBIA, to AA- from A, citing NPFG’s strong operating performance and competitive position in the financial guarantee market. As a result, the ratings on most of the Funds’ holdings of bonds backed by insurance from NPFG were similarly upgraded to AA- as of mid-March 2014. This action produced an increase in the percentage of our portfolios held in the AA credit quality category (and a corresponding decrease in the A category), improving the overall credit quality of the Funds. During this period, S&P also upgraded its rating on Assured Guaranty Municipal (AGM) as well as AGM’s municipal-only insurer Municipal Assurance Corp. to AA from AA-.

Cash for new purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep the Funds fully invested and to support their income streams. The Funds also engaged in some light selling for cash flow management purposes.

As of April 30, 2014, all seven of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform during the twelve-month reporting period ended April 30, 2014?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year, ten-year and since inception periods ended April 30, 2014. Each Fund’s total returns at net asset value (NAV) are compared with the performance of corresponding market indexes and Lipper classification averages.

For the twelve months ended April 30, 2014, the total returns on common share at NAV for each of the New Jersey and Pennsylvania Funds underperformed the returns for their respective state’s S&P Municipal Bond Index. NQJ and NPN exceeded the return for the national S&P Municipal Bond Index, while the remaining New Jersey and Pennsylvania Funds lagged this index. For the same period, NQJ, NNJ and NJV exceeded the average return for the Lipper New Jersey Municipal Debt Funds Classification Average, while NUJ performed in line with the Lipper New Jersey Municipal Debt Funds Classification Average and NXJ underperformed this Lipper average. Both NQP and NPN outperformed the Lipper Pennsylvania Municipal Debt Funds Classification Average.

Key management factors that influenced the Funds’ returns included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of regulatory leverage was an important factor affecting the performance of these Funds. One of the reasons that NJV outperformed NNJ, NXJ and NUJ and NPN outperformed NQP for the twelve-month reporting period was that these two Funds do not use regulatory leverage. Leverage is discussed in more detail in the Fund Leverage section of this report.

Nuveen Investments	9

Portfolio Manager’s Comments (continued)

As yields rose during the majority of this reporting period, retracing some of their gains in recent months, municipal bonds with shorter maturities generally outperformed those with longer maturities for the period as a whole. Overall, credits with maturities of 15 years and less, especially those in the range of two to four years, outperformed the general municipal market, while bonds at the longest end of the municipal yield curve produced the weakest results. In general, duration and yield curve positioning was the major driver of performance and differences in positioning accounted for most of the differences in performance. Among these Funds, NQJ and NPN were the most advantageously positioned in terms of duration and yield curve, with better exposure to the shorter segments of the municipal curve that performed best. The duration and yield curve positioning of NXJ and NQP, on the other hand, was a major detractor from their performance.

Credit exposure also factored into the Funds’ performance during this twelve-month reporting period, as events in the municipal market led investors to avoid risk and high yield bonds came under selling pressure for much of the reporting period. Overall, higher quality bonds generally outperformed lower quality bonds. These Funds tended to be overweight in lower rated credits, especially A-rated bonds, which detracted from their performance.

Housing bonds generally were the top performers among the municipal market sectors for this reporting period, boosted by improving property value assessments and the decline in mortgage and tax delinquencies. Other revenue sectors that tended to outperform the general municipal market included industrial development revenue (IDR) bonds, health care (including hospitals), education, water and sewer and transportation. Pre-refunded bonds, which are often backed by U.S. Treasury securities, also were among the better performing market segments during this reporting period. The outperformance of these bonds relative to the market can be attributed primarily to their shorter effective maturities. All of these Funds had allocations of pre-refunded bonds, with the New Jersey Funds generally having larger holdings than the Pennsylvania Funds. Overall, NQJ, NNJ and NXJ were the most heavily weighted in pre-refunded bonds. For the reporting period, GO credits generally performed in line with the market.

These Funds also benefited from the performance of individual credits. For example, NPN held large positions in insured bonds issued by the Harrisburg Parking Authority. As proposed in the Harrisburg Strong financial recovery plan to resolve the city’s debt problems, in late December 2013 the city sold its troubled incinerator facility, which was saddled with $360 million in debt and leased the city’s parking assets for 40 years. These transactions enabled Harrisburg to eliminate its structural deficit and establish a balanced budget. As part of these transactions, the parking authority bonds were advance refunded, going from distressed to defeased. This benefited bondholders because the bonds were not redeemed, but secured by a portfolio of risk-free U.S. government securities.

In contrast, bonds in the utilities sector generally lagged municipal market performance by the widest margin for the reporting period. Lower-rated tobacco credits issued by New Jersey and backed by the 1998 master tobacco settlement agreement also performed poorly, due in part to their longer effective durations. All of the New Jersey Funds had allocations of tobacco bonds issued by the New Jersey Tobacco Settlement Financing Corporation, with NJV having the heaviest weighting. In the Pennsylvania Funds, NPN held tobacco bonds issued by the District of Columbia, while NQP did not hold any tobacco bonds. This largely reflects the fact that Pennsylvania has not issued any tobacco settlement credits to date.

During this reporting period, developments in Puerto Rico also had an impact on the Funds’ holdings and performance. The commonwealth’s continued economic weakening, escalating debt service obligations and long-standing inability to deliver a balanced budget have led to multiple downgrades on its debt. Following the most recent round of rating reductions in

10	Nuveen Investments

February 2014, Moody’s, S&P and Fitch rated Puerto Rico GO debt below investment grade, at Ba2/BB+/BB, respectively, with negative outlooks. Ratings on dedicated sales tax bonds issued by the Puerto Rico Sales Tax Financing Corporation (COFINA) also have been lowered, with senior sales tax revenue bonds rated Baa1/AA-/AA- and subordinate sales tax revenue bonds rated Baa2/A+/A+ by Moody’s, S&P and Fitch, respectively, as of April 2014. The COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds.

For the reporting period ended April 30, 2014, Puerto Rico paper underperformed the municipal market as a whole. During this period, all of the New Jersey and Pennsylvania Funds had limited exposure to Puerto Rico bonds. The effect on performance from these holdings differed from Fund to Fund in line with the type and amount of its position, but on the whole, the small nature of our exposures limited the impact. These territorial bonds were originally added to the Funds at times to keep assets fully invested and working for the Funds. We found the Puerto Rico credits attractive because they offer higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). As of April 30, 2014, the majority of the Funds’ exposure to Puerto Rico consisted largely of COFINA sales tax credits, which we believe are the best of the Puerto Rico issuance, as well as small positions in other Puerto Rico credits, some of which were insured or escrowed. NXJ and NUJ did not own any COFINA bonds at the end of the reporting period. The Funds held no Puerto Rico GOs. Within the New Jersey Funds, NQJ, NNJ, NXJ, NUJ and NJV, began the reporting period with allocations of 2.5%, 3.4%, 0.8%, 1.6% and 4.1%, respectively, to Puerto Rico debt and ended the reporting period with allocations of 0.7%, 2.8%, 0.7%, 1.6% and 0.4%, respectively. The Pennsylvania Funds began the reporting period with Puerto Rico debt exposure of 2.2% for NQP and 4.2% for NPN and ended the reporting period with allocations of 1.5% and 0.3%, respectively. We believe that our decision to maintain limited exposure to Puerto Rico bonds may enable us to participate in any future upside for the commonwealth’s obligations.

Nuveen Investments	11

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. As mentioned previously, NJV and NPN do not use regulatory leverage. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. The contribution of leverage to the performance of these Funds was mixed over this reporting period. For NNJ, NXJ, NUJ and NQP the impact of leverage was slightly negative, for NQJ and NJV the impact was slightly positive and for NPN the impact was negligible.

As of April 30, 2014, the Funds’ percentages of effective and regulatory leverage are as shown in the accompanying table.

	NQJ	NNJ	NXJ	NUJ	NJV	NQP	NPN
Effective Leverage*	37.61%	38.27%	36.71%	39.09%	7.67%	38.31%	2.71%
Regulatory Leverage*	31.84%	32.26%	31.00%	34.15%	N/A	31.58%	N/A

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

N/A	The Fund does not use Regulatory leverage.

12	Nuveen Investments

THE FUNDS’ REGULATORY LEVERAGE

As of April 30, 2014, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table. As mentioned previously, NJV and NPN do not use regulatory leverage.

	MTP Shares					VRDP Shares
	Series		Shares Issued at Liquidation Value	Annual Dividend Rate	NYSE / NYSE MKT Ticker	Series	Shares Issued at Liquidation Value		Total
NQJ	—		—	—	—	2	$144,300,000		$144,300,000
NNJ	—		—	—	—	2	$88,600,000		$88,600,000
NXJ	—		—	—	—	1	$45,000,000		$45,000,000
NUJ	2015		$35,050,000	2.00%	NUJ PRC	—	—		$35,050,000
NQP	2015	*	$23,190,000	2.10%	NQP PRCCL	2	$217,500,000	**
	2015	*	$24,550,000	2.15%	NQP PRDCL	—	—
			$47,740,000				$217,500,000	**	$265,240,000

*	MTP Shares issued in connection with the reorganization.
**	$105,000,000 VRDP Shares, at liquidation value issued in connection with the reorganization.

During the current reporting period, NXJ refinanced all of its outstanding MTP Shares with the proceeds from newly issued VRDP Shares.

Subsequent to the close of this reporting period, NQP refinanced all of its outstanding MTP Shares with the proceeds from newly issued Variable Rate MuniFund Term Preferred (VMTP) Shares.

Refer to Notes to Financial Statements, Note – 1 General Information and Significant Accounting Policies for further details on MTP and VRDP Shares and each Fund’s respective transactions.

Nuveen Investments	13

Common Share Information

COMMON SHARE DIVIDEND INFORMATION

The following information regarding the Funds’ distributions is current as of April 30, 2014. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, the Funds’ monthly dividends to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NQJ	NNJ	NXJ	NUJ	NJV	NQP	NPN
May 2013	$0.0670	$0.0710	$0.0550	$0.0565	$0.0520	$0.0700	$0.0530
June	0.0670	0.0710	0.0550	0.0565	0.0520	0.0700	0.0530
July	0.0670	0.0710	0.0550	0.0565	0.0520	0.0700	0.0530
August	0.0670	0.0710	0.0550	0.0565	0.0520	0.0700	0.0530
September	0.0670	0.0710	0.0550	0.0565	0.0520	0.0700	0.0530
October	0.0670	0.0710	0.0550	0.0565	0.0520	0.0700	0.0530
November	0.0670	0.0710	0.0550	0.0565	0.0520	0.0700	0.0530
December	0.0670	0.0710	0.0550	0.0565	0.0520	0.0700	0.0530
January	0.0670	0.0710	0.0605	0.0575	0.0520	0.0700	0.0530
February	0.0670	0.0710	0.0605	0.0575	0.0520	0.0700	0.0530
March	0.0670	0.0710	0.0605	0.0575	0.0520	0.0730	0.0530
April 2014	0.0670	0.0710	0.0605	0.0575	0.0520	0.0730	0.0530

Long-Term Capital Gains*	—	—	—	—	$0.1938	—	$0.0355
Ordinary Income Distribution*	$0.0002	$0.0001	$0.0002	$0.0002	$0.0102	$0.0034	$—
Market Yield**	5.95%	6.05%	5.32%	5.19%	4.31%	6.37%	4.40%
Taxable-Equivalent Yield**	8.83%	8.98%	7.89%	7.70%	6.39%	9.13%	6.30%

*	Distribution paid in December 2013.
**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6% and 30.2% for New Jersey and Pennsylvania, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2014, all of the Funds had positive UNII balances for tax and financial reporting purposes.

14	Nuveen Investments

COMMON SHARE EQUITY SHELF PROGRAMS

The following Funds are authorized to issue additional common shares through their equity shelf program. Under this program, each Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share.

	NQJ		NNJ
Additional Common Shares Authorized	2,000,000	*	1,200,000	*

*	Equity shelf program declared effective by the SEC during the current reporting period.

During the current reporting period, NQJ and NNJ did not sell common shares through their equity shelf programs.

Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on the Funds’ equity shelf programs.

COMMON SHARE REPURCHASES

During November 2013, the Nuveen Funds’ Board of Directors/Trustees reauthorized the Funds’ open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of April 30, 2014, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NJV and NPN have not repurchased any of their outstanding common shares.

	NQJ	NNJ	NXJ	NUJ	NJV	NQP	NPN
Common Shares Cumulatively Repurchased and Retired	30,600	12,900	22,500	13,000	—	237,900	—
Common Shares Authorized for Repurchase	2,050,000	1,210,000	655,000	455,000	155,000	1,610,000	120,000

During the current reporting period, the Funds repurchased and retired their common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

	NXJ	NUJ	NQP
Common Shares Repurchased and Retired	15,300	10,200	17,300
Weighted Average Price per Common Share Repurchased and Retired	$12.43	$12.01	$12.35
Weighted Average Discount per Common Share Repurchased and Retired	13.65%	14.00%	13.16%

Nuveen Investments	15

Common Share Information (continued)

OTHER COMMON SHARE INFORMATION

As of April 30, 2014, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NQJ	NNJ	NXJ	NUJ	NJV
Common Share NAV	$15.08	$15.40	$15.28	$14.97	$16.15
Common Share Price	$13.51	$14.08	$13.64	$13.29	$14.48
Premium/(Discount) to NAV	(10.41)%	(8.57)%	(10.73)%	(11.22)%	(10.34)%
12-Month Average Premium/(Discount) to NAV	(9.46)%	(8.48)%	(11.71)%	(10.78)%	(10.00)%
				NQP	NPN
Common Share NAV				$15.17	$15.91
Common Share Price				$13.76	$14.45
Premium/(Discount) to NAV				(9.29)%	(9.18)%
12-Month Average Premium/(Discount) to NAV				(10.80)%	(9.34)%

16	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Nuveen Investments	17

NQJ
Nuveen New Jersey Investment Quality Municipal Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2014

	Average Annual
	1-Year	5-Year	10-Year
NQJ at Common Share NAV	0.73%	8.92%	6.04%
NQJ at Common Share Price	(5.22)%	9.79%	5.31%
S&P Municipal Bond New Jersey Index	0.99%	6.17%	5.21%
S&P Municipal Bond Index	0.47%	5.93%	4.88%
Lipper New Jersey Municipal Debt Funds Classification Average	0.10%	9.13%	6.19%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	142.2%
Common Stocks	1.2%
Variable Rate Demand Preferred Shares	(46.7)%
Other Assets Less Liabilities	3.3%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.2%
Transportation	19.6%
Health Care	14.9%
U.S. Guaranteed	11.6%
Education and Civic Organizations	10.1%
Tax Obligation/General	4.2%
Other Industries	16.4%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	16.0%
AA	39.1%
A	26.0%
BBB	10.0%
BB or Lower	6.8%
N/R (not rated)	1.3%
N/A (not applicable)	0.8%

18	Nuveen Investments

NNJ
Nuveen New Jersey Premium Income Municipal Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2014

	Average Annual
	1-Year	5-Year	10-Year
NNJ at Common Share NAV	0.15%	7.94%	5.76%
NNJ at Common Share Price	(6.17)%	9.43%	5.61%
S&P Municipal Bond New Jersey Index	0.99%	6.17%	5.21%
S&P Municipal Bond Index	0.47%	5.93%	4.88%
Lipper New Jersey Municipal Debt Funds Classification Average	0.10%	9.13%	6.19%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	144.5%
Variable Rate Demand Preferred Shares	(47.6)%
Other Assets Less Liabilities	3.1%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	24.8%
Transportation	19.2%
Health Care	13.0%
U.S. Guaranteed	12.1%
Education and Civic Organizations	11.7%
Other Industries	19.2%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	17.3%
AA	37.3%
A	29.5%
BBB	8.5%
BB or Lower	6.1%
N/R (not rated)	1.3%

Nuveen Investments	19

NXJ
Nuveen New Jersey Dividend Advantage Municipal Fund
Performance Overview and Holding Summaries as of April 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2014
	Average Annual
	1-Year	5-Year	10-Year
NXJ at Common Share NAV	(0.71)%	8.93%	6.01%
NXJ at Common Share Price	(3.78)%	10.15%	5.40%
S&P Municipal Bond New Jersey Index	0.99%	6.17%	5.21%
S&P Municipal Bond Index	0.47%	5.93%	4.88%
Lipper New Jersey Municipal Debt Funds Classification Average	0.10%	9.13%	6.19%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	142.5%
Variable Rate Demand Preferred Shares	(44.9)%
Other Assets Less Liabilities	2.4%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.4%
U.S. Guaranteed	18.6%
Transportation	16.0%
Health Care	11.2%
Education and Civic Organizations	8.1%
Water and Sewer	5.5%
Other Industries	17.2%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	26.1%
AA	33.7%
A	23.6%
BBB	9.1%
BB or Lower	6.5%
N/R (not rated)	1.0%

20	Nuveen Investments

NUJ
Nuveen New Jersey Dividend Advantage Municipal Fund 2
Performance Overview and Holding Summaries as of April 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2014

	Average Annual
	1-Year	5-Year	10-Year
NUJ at Common Share NAV	0.01%	8.85%	6.08%
NUJ at Common Share Price	(8.24)%	9.14%	5.52%
S&P Municipal Bond New Jersey Index	0.99%	6.17%	5.21%
S&P Municipal Bond Index	0.47%	5.93%	4.88%
Lipper New Jersey Municipal Debt Funds Classification Average	0.10%	9.13%	6.19%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	148.6%
MuniFund Term Preferred Shares	(51.9)%
Other Assets Less Liabilities	3.3%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	25.8%
Health Care	16.8%
Transportation	13.6%
Education and Civic Organizations	8.8%
U.S. Guaranteed	7.5%
Long-Term Care	6.6%
Water and Sewer	4.7%
Other Industries	16.2%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	12.7%
AA	27.4%
A	37.4%
BBB	13.2%
BB or Lower	8.0%
N/R (not rated)	1.3%

Nuveen Investments	21

NJV
Nuveen New Jersey Municipal Value Fund
Performance Overview and Holding Summaries as of April 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2014
	Average Annual
	1-Year	5-Year	Since Inception
NJV at Common Share NAV	0.25%	7.77%	7.71%
NJV at Common Share Price	(4.18)%	4.68%	4.67%
S&P Municipal Bond New Jersey Index	0.99%	6.17%	6.16%
S&P Municipal Bond Index	0.47%	5.93%	5.88%
Lipper New Jersey Municipal Debt Funds Classification Average	0.10%	9.13%	7.71%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	101.6%
Common Stocks	2.5%
Floating Rate Obligations	(5.9)%
Other Assets Less Liabilities	1.8%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	28.1%
Health Care	22.4%
Education and Civic Organizations	10.6%
Tax Obligation/General	9.5%
Transportation	7.7%
U.S. Guaranteed	5.9%
Consumer Staples	5.0%
Other Industries	10.8%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	6.7%
AA	26.1%
A	38.9%
BBB	18.8%
BB or Lower	5.2%
N/R (not rated)	2.0%
N/A (not applicable)	2.3%

22	Nuveen Investments

NQP
Nuveen Pennsylvania Investment Quality Municipal Fund
Performance Overview and Holding Summaries as of April 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2014
	Average Annual
	1-Year	5-Year	10-Year
NQP at Common Share NAV	(0.69)%	8.47%	5.76%
NQP at Common Share Price	(3.65)%	10.62%	6.03%
S&P Municipal Bond Pennsylvania Index	1.15%	5.86%	4.93%
S&P Municipal Bond Index	0.47%	5.93%	4.88%
Lipper Pennsylvania Municipal Debt Funds Classification Average	(0.76)%	8.82%	5.41%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	150.3%
Floating Rate Obligations	(6.5)%
MuniFund Term Preferred Shares	(8.3)%
Variable Rate Demand Preferred Shares	(37.9)%
Other Assets Less Liabilities	2.4%

Portfolio Composition
(% of total investments)
Health Care	19.5%
Tax Obligation/General	19.1%
Education and Civic Organizations	16.6%
Tax Obligation/Limited	9.0%
Water and Sewer	7.4%
Transportation	6.9%
U.S. Guaranteed	4.9%
Other Industries	16.6%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	5.9%
AA	48.2%
A	23.8%
BBB	14.3%
BB or Lower	3.7%
N/R (not rated)	4.1%

Nuveen Investments	23

NPN
Nuveen Pennsylvania Municipal Value Fund
Performance Overview and Holding Summaries as of April 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2014
	Average Annual
	1-Year	5-Year	Since Inception
NPN at Common Share NAV	0.80%	7.28%	7.20%
NPN at Common Share Price	(4.45)%	4.36%	4.43%
S&P Municipal Bond Pennsylvania Index	1.15%	5.86%	5.81%
S&P Municipal Bond Index	0.47%	5.93%	5.88%
Lipper Pennsylvania Municipal Debt Funds Classification Average	(0.76)%	8.82%	7.22%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	98.4%
Other Assets Less Liabilities	1.6%

Portfolio Composition
(% of total investments)
Health Care	23.6%
Tax Obligation/Limited	15.7%
Education and Civic Organizations	14.6%
Water and Sewer	9.3%
Tax Obligation/General	9.1%
U.S. Guaranteed	7.2%
Housing/Multifamily	4.7%
Other Industries	15.8%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	7.0%
AA	37.1%
A	29.6%
BBB	24.5%
BB or Lower	1.0%
N/R (not rated)	0.8%

24	Nuveen Investments

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 22, 2013 for NPY, NXM, NVY and NQP; at this meeting the shareholders were asked to vote on the election of Board Members, the approval of an Agreement and Plan of Reorganization and the Issuance of Additional Common Shares. The meeting for NXM was subsequently adjourned to December 17, 2013.

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 26, 2013 for NQJ, NNJ, NXJ, NUJ, NJV and NPN; at this meeting the shareholders were asked to vote on the election of Board Members.

	NQJ		NNJ		NXJ
	Common and Preferred Shares voting together as a class	Preferred Shares	Common and Preferred Shares voting together as a class	Preferred Shares	Common and Preferred Shares voting together as a class	Preferred Shares
Approval of the Board Members was reached as follows:
William Adams IV
For	16,121,975	—	9,214,452	—	—	—
Withhold	330,626	—	442,108	—	—	—
Total	16,452,601	—	9,656,560	—	—	—
Robert P. Bremner
For	16,100,031	—	9,228,916	—	—	—
Withhold	352,570	—	427,644	—	—	—
Total	16,452,601	—	9,656,560	—	—	—
Jack B. Evans
For	16,092,131	—	9,198,991	—	—	—
Withhold	360,470	—	457,569	—	—	—
Total	16,452,601	—	9,656,560	—	—	—
William C. Hunter
For	—	1,060	—	646	—	300
Withhold	—	—	—	—	—	—
Total	—	1,060	—	646	—	300
David J. Kundert
For	16,104,343	—	9,228,916	—	—	—
Withhold	348,258	—	427,644	—	—	—
Total	16,452,601	—	9,656,560	—	—	—
John K. Nelson
For	16,113,742	—	9,228,916	—	—	—
Withhold	338,859	—	427,644	—	—	—
Total	16,452,601	—	9,656,560	—	—	—
Thomas S. Schreier, Jr.
For	16,121,342	—	9,216,802	—	—	—
Withhold	331,259	—	439,758	—	—	—
Total	16,452,601	—	9,656,560	—	—	—
William J. Schneider
For	—	1,060	—	646	—	300
Withhold	—	—	—	—	—	—
Total	—	1,060	—	646	—	300
Judith M. Stockdale
For	16,088,065	—	9,244,186	—	5,366,548	—
Withhold	364,536	—	412,374	—	239,481	—
Total	16,452,601	—	9,656,560	—	5,606,029	—
Carole E. Stone
For	16,102,760	—	9,246,403	—	5,374,546	—
Withhold	349,841	—	410,157	—	231,483	—
Total	16,452,601	—	9,656,560	—	5,606,029	—
Virginia L. Stringer
For	16,090,100	—	9,246,403	—	5,370,734	—
Withhold	362,501	—	410,157	—	235,295	—
Total	16,452,601	—	9,656,560	—	5,606,029	—
Terence J. Toth
For	16,106,319	—	9,208,903	—	—	—
Withhold	346,282	—	447,657	—	—	—
Total	16,452,601	—	9,656,560	—	—	—

Nuveen Investments	25

Shareholder Meeting Report (continued)

	NUJ		NJV	NPN
	Common and Preferred Shares voting together as a class	Preferred Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
William Adams IV
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
Robert P. Bremner
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
Jack B. Evans
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
William C. Hunter
For	—	2,162,591	1,281,420	985,307
Withhold	—	658,932	11,522	27,088
Total	—	2,821,523	1,292,942	1,012,395
David J. Kundert
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
John K. Nelson
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
Thomas S. Schreier, Jr.
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
William J. Schneider
For	—	2,162,591	—	—
Withhold	—	658,932	—	—
Total	—	2,821,523	—	—
Judith M. Stockdale
For	5,819,414	—	1,281,420	980,253
Withhold	869,331	—	11,522	32,142
Total	6,688,745	—	1,292,942	1,012,395
Carole E. Stone
For	5,848,567	—	1,281,420	980,253
Withhold	840,178	—	11,522	32,142
Total	6,688,745	—	1,292,942	1,012,395
Virginia L. Stringer
For	5,855,952	—	1,281,420	980,253
Withhold	832,793	—	11,522	32,142
Total	6,688,745	—	1,292,942	1,012,395
Terence J. Toth
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—

26	Nuveen Investments

	NQP			NPY
	Common Shares	Common and Preferred Shares voting together as a class	Preferred Shares	Common and Preferred Shares voting together as a class	Preferred Shares
To approve an Agreement and Plan of Reorganization
For	—	8,654,514	—	8,316,038	1,050
Against	—	440,383	—	442,051	—
Abstain	—	301,797	—	296,327	—
Broker Non-Votes	—	5,580,124	—	5,351,171	—
Total	—	14,976,818	—	14,405,587	1,050
To approve the issuance of additional common shares in connection with each Reorganization.
For	8,450,489	8,451,554	1,065	—	—
Against	614,298	614,298	—	—
Abstain	330,842	330,842	—	—	—
Total	9,395,629	9,396,694	1,065	—	—
Approval of the Board Members was reached as follows:
William C. Hunter
For	—	—	815	—	830
Withhold	—	—	250	—	220
Total	—	—	1,065	—	1,050
William J. Schneider
For	—	—	815	—	830
Withhold	—	—	250	—	220
Total	—	—	1,065	—	1,050
Judith M. Stockdale
For	—	14,278,291	—	13,704,536	—
Withhold	—	698,527	—	701,051	—
Total	—	14,976,818	—	14,405,587	—
Carole E. Stone
For	—	14,319,491	—	13,741,672	—
Withhold	—	657,327	—	663,915	—
Total	—	14,976,818	—	14,405,587	—
Virginia L. Stringer
For	—	14,313,196	—	13,719,285	—
Withhold	—	663,622	—	686,302	—
Total	—	14,976,818	—	14,405,587	—

Nuveen Investments	27

Shareholder Meeting Report (continued)

	NXM		NVY
	Common and Preferred Shares voting together as a class	Preferred Shares	Common and Preferred Shares voting together as a class	Preferred Shares
To approve an Agreement and Plan of Reorganization
For	3,147,410	1,247,588	3,210,098	1,246,955
Against	143,158	62,139	178,729	41,949
Abstain	94,859	44,670	86,574	36,700
Broker Non-Votes	2,107,803	946,308	2,609,694	1,224,635
Total	5,493,230	2,300,705	6,085,095	2,550,239
To approve the issuance of additional common shares in connection with each Reorganization.
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Total	—	—	—	—
Approval of the Board Members was reached as follows:
William C. Hunter
For	—	1,916,352	—	2,142,438
Withhold	—	384,353	—	407,801
Total	—	2,300,705	—	2,550,239
William J. Schneider
For	—	1,916,352	—	2,142,438
Withhold	—	384,353	—	407,801
Total	—	2,300,705	—	2,550,239
Judith M. Stockdale
For	4,935,304	—	5,380,766	—
Withhold	557,926	—	704,329	—
Total	5,493,230	—	6,085,095	—
Carole E. Stone
For	4,937,285	—	5,383,186	—
Withhold	555,945	—	701,909	—
Total	5,493,230	—	6,085,095	—
Virginia L. Stringer
For	4,933,574	—	5,382,885	—
Withhold	559,656	—	702,210	—
Total	5,493,230	—	6,085,095	—

28	Nuveen Investments

Report of Independent Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen New Jersey Investment Quality Municipal Fund, Inc.
Nuveen New Jersey Premium Income Municipal Fund, Inc.
Nuveen New Jersey Dividend Advantage Municipal Fund
Nuveen New Jersey Dividend Advantage Municipal Fund 2
Nuveen New Jersey Municipal Value Fund
Nuveen Pennsylvania Investment Quality Municipal Fund
Nuveen Pennsylvania Municipal Value Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen New Jersey Municipal Value Fund, Nuveen Pennsylvania Investment Quality Municipal Fund, and Nuveen Pennsylvania Municipal Value Fund (the “Funds”) as of April 30, 2014, and the related statements of operations and cash flows (Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, and Nuveen Pennsylvania Investment Quality Municipal Fund only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen New Jersey Municipal Value Fund, Nuveen Pennsylvania Investment Quality Municipal Fund, and Nuveen Pennsylvania Municipal Value Fund at April 30, 2014, and the results of their operations and their cash flows (Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, and Nuveen Pennsylvania Investment Quality Municipal Fund only) for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
June 25, 2014

Nuveen Investments	29

NQJ
Nuveen New Jersey Investment Quality Municipal Fund, Inc.
	Portfolio of Investments	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 143.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 142.2% (99.2% of Total Investments)
	Consumer Discretionary – 0.3% (0.2% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$800	5.000%, 1/01/32	1/15 at 100.00	Caa1	$555,264
690	5.125%, 1/01/37	1/15 at 100.00	Caa1	477,901
1,490	Total Consumer Discretionary			1,033,165
	Consumer Staples – 5.0% (3.5% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
2,035	4.500%, 6/01/23	6/17 at 100.00	BB	1,977,979
14,905	4.750%, 6/01/34	6/17 at 100.00	B2	11,709,664
2,150	5.000%, 6/01/41	6/17 at 100.00	B2	1,693,426
19,090	Total Consumer Staples			15,381,069
	Education and Civic Organizations – 14.5% (10.1% of Total Investments)
1,335	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds Rowan University School of Osteopathic Medicine Project, Series 2013A, 5.000%, 12/01/32	12/23 at 100.00	A+	1,450,918
1,000	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 – AMBAC Insured	6/15 at 100.00	N/R	1,022,010
1,140	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond Trust 3359, 18.053%, 12/15/36 (IF) (4)	6/23 at 100.00	AA–	1,536,173
	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey Issue, Series 2013A:
1,525	5.000%, 7/01/38	7/23 at 100.00	AA	1,644,667
2,000	5.000%, 7/01/43	7/23 at 100.00	AA	2,157,720
500	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	BBB	501,650
630	New Jersey Educational Facilities Authority, Revenue Bonds, Georgian Court University, Series 2007D, 5.000%, 7/01/27	7/17 at 100.00	BBB	652,819
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
3,510	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	AA–	3,820,214
2,295	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	AA–	2,422,097
2,770	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AA–	2,953,429
2,000	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2014A, 5.000%, 7/01/44	No Opt. Call	AA–	2,180,500
1,500	New Jersey Educational Facilities Authority, Revenue Bonds, Passaic County Community College, Series 2010C, 5.250%, 7/01/32	7/20 at 100.00	A2	1,630,140
2,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.790%, 7/01/19 (IF)	No Opt. Call	AAA	2,688,520
1,900	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 4741, 13.812%, 7/01/44 (IF) (4)	7/24 at 100.00	AAA	2,670,412

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$1,495	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2004H, 5.000%, 7/01/16 – FGIC Insured	7/14 at 100.00	AA–	$1,506,078
750	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B, 5.000%, 7/01/42	7/22 at 100.00	A	803,678
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
430	5.000%, 7/01/32	7/21 at 100.00	BBB+	450,945
285	5.000%, 7/01/37	7/21 at 100.00	BBB+	294,425
1,300	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/43	7/23 at 100.00	A	1,402,518
	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, College of New Jersey, Series 2012A:
200	5.000%, 7/01/18	No Opt. Call	AA	229,190
400	5.000%, 7/01/19	No Opt. Call	AA	464,512
2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA	2,128,040
615	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	646,310
450	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	481,595
875	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	970,078
3,370	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.250%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	AA	3,480,738
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 4736:
445	11.681%, 12/01/23 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	452,547
1,000	11.750%, 12/01/24 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	921,440
290	12.181%, 12/01/25 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	257,694
950	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.694%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	1,327,758
200	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities	10/22 at 100.00	A–	179,958
	Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/31
1,045	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust 3339, 18.175%, 5/01/21 (IF) (4)	5/23 at 100.00	AA–	1,449,906
40,205	Total Education and Civic Organizations			44,778,679
	Financials – 2.0% (1.4% of Total Investments)
	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002:
5,000	5.750%, 10/01/21	No Opt. Call	Ba2	5,496,150
500	6.500%, 4/01/28	No Opt. Call	Ba2	579,465
5,500	Total Financials			6,075,615
	Health Care – 21.4% (14.9% of Total Investments)
3,100	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB	3,304,383
1,000	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	1,007,540

Nuveen Investments	31

NQJ	Nuveen New Jersey Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$2,090	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/25	2/15 at 100.00	BBB	$2,104,505
2,620	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A+	2,828,631
1,175	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 18.742%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA	1,485,200
1,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BB+	1,054,140
2,050	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	2,057,708
510	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	BBB+	571,623
	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013:
1,655	5.250%, 7/01/31	7/23 at 100.00	BBB	1,729,591
795	5.500%, 7/01/43	7/23 at 100.00	BBB	822,706
3,750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	3,907,463
1,265	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	A3	1,312,539
400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	405,436
695	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	705,362
615	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	626,002
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
500	3.750%, 7/01/27	No Opt. Call	A3	490,390
2,575	5.000%, 7/01/31	7/22 at 100.00	A3	2,773,275
1,500	5.000%, 7/01/37	7/22 at 100.00	A3	1,577,940
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011:
3,000	5.000%, 7/01/25	7/18 at 100.00	A	3,351,090
1,760	5.000%, 7/01/26	7/22 at 100.00	A	1,943,480
660	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	A	709,163
3,505	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA	3,665,599
1,745	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	1,911,892
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B:
1,495	5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	1,513,538
1,585	5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	N/R	1,594,367
3,160	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB+	3,401,645
1,885	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB+	1,928,336
2,300	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	2,451,800
1,520	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A3	1,429,773

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:
$535	5.500%, 7/01/23	6/14 at 100.00	Ba2	$535,262
3,300	5.500%, 7/01/33	6/14 at 100.00	Ba2	3,300,594
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
670	5.000%, 7/01/25	7/16 at 100.00	A2	691,500
4,410	5.000%, 7/01/36	7/16 at 100.00	A2	4,477,605
1,295	5.000%, 7/01/46	7/16 at 100.00	A2	1,312,444
3,185	Newark, New Jersey, GNMA Collateralized Healthcare Facility Revenue Bonds, New Community Urban Renewal Corporation, Series 2001A, 5.200%, 6/01/30	6/14 at 100.00	Aa1	3,189,141
63,305	Total Health Care			66,171,663
	Housing/Multifamily – 1.0% (0.7% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
1,830	5.750%, 6/01/31	6/20 at 100.00	Baa3	1,988,551
1,050	5.875%, 6/01/42	6/20 at 100.00	Baa3	1,137,392
2,880	Total Housing/Multifamily			3,125,943
	Housing/Single Family – 3.6% (2.5% of Total Investments)
10,000	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.450%, 10/01/25	10/21 at 100.00	Aa1	10,715,598
285	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	286,844
10,285	Total Housing/Single Family			11,002,442
	Long-Term Care – 3.3% (2.3% of Total Investments)
2,410	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	2,273,112
1,125	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.750%, 11/01/24	11/14 at 100.00	BBB	1,131,413
2,550	New Jersey Economic Development Authority, GNMA Collateralized Mortgage Revenue Bonds, Victoria Health Corporation, Series 2001A, 5.200%, 12/20/36	12/14 at 100.00	Aa3	2,567,060
490	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001, 5.875%, 6/01/18	7/14 at 100.00	A–	491,676
1,100	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2002, 5.250%, 6/01/32	6/15 at 100.00	A–	1,111,451
2,695	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	2,766,606
10,370	Total Long-Term Care			10,341,318
	Tax Obligation/General – 6.1% (4.2% of Total Investments)
515	Elizabeth, Union County, New Jersey, General Obligation Bonds, General Improvement Series 2014, 3.125%, 4/01/27 – AGM Insured	4/24 at 100.00	AA	513,640
690	Haddon Heights School District, Camden County, New Jersey, General Obligation Bonds, Refunding Series 2012, 3.250%, 1/01/30	1/23 at 100.00	AA–	656,866
4,300	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	4,663,092
930	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	1,052,369
670	Monroe Township, Middlesex County, New Jersey, General Obligation Bonds, Series 2003, 3.000%, 1/15/33	1/22 at 100.00	AA	586,016

Nuveen Investments	33

NQJ	Nuveen New Jersey Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012:
$240	5.000%, 9/01/28	9/22 at 100.00	A+	$265,730
610	5.000%, 9/01/29	9/22 at 100.00	A+	672,617
1,400	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	1,632,862
2,210	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	2,371,949
2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	6/21 at 100.00	AA+	2,713,937
	West Deptford Township, New Jersey, General Obligation Bonds, Series 2004:
1,690	5.000%, 9/01/16 – AMBAC Insured	9/14 at 100.00	A+	1,714,099
1,865	4.750%, 9/01/18 – AMBAC Insured	9/14 at 100.00	A+	1,891,800
17,635	Total Tax Obligation/General			18,734,977
	Tax Obligation/Limited – 33.2% (23.2% of Total Investments)
1,775	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	2,214,934
1,965	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	2,387,239
1,145	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	1,459,543
2,650	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	3,116,162
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
2,585	5.250%, 1/01/36	1/22 at 100.00	A	2,686,461
1,570	5.125%, 1/01/42	1/22 at 100.00	A	1,616,017
470	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Plaza Refunding Project, Series 2013, 3.250%, 4/01/35	4/22 at 100.00	Aa3	411,551
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
2,050	5.000%, 6/15/19	No Opt. Call	BBB+	2,355,881
1,100	5.000%, 6/15/21	No Opt. Call	BBB+	1,256,673
4,550	5.000%, 6/15/25	6/22 at 100.00	BBB+	4,959,682
1,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	1,080,570
3,445	5.000%, 6/15/28	No Opt. Call	BBB+	3,683,050
4,675	New Jersey Economic Development Authority, Lease Revenue Bonds, Liberty State Park Project, Series 2005C, 5.000%, 3/01/27 – AGM Insured	3/15 at 100.00	AA	4,830,724
5,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	AA–	5,042,400
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
205	5.125%, 6/15/27	6/17 at 100.00	Baa3	211,095
345	5.125%, 6/15/37	6/17 at 100.00	Baa3	350,099
3,895	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/28	3/23 at 100.00	A1	4,334,005
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
1,965	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A1	2,116,462
3,930	5.000%, 9/01/37	9/17 at 100.00	A1	4,232,924
1,925	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Refunding Series 2005A, 5.000%, 9/01/15 – AGM Insured	No Opt. Call	AA	2,043,869
850	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A1	890,163

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
$1,075	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	AA–	$1,172,696
1,900	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	AA–	2,071,399
12,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A1	5,534,160
4,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A1	5,225,188
4,200	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	AA–	4,735,794
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
10,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	4,081,300
15,355	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	5,836,743
15,310	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	5,429,385
2,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A1	2,797,650
4,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A1	4,812,211
1,820	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35	5/22 at 100.00	Aa3	1,661,223
1,315	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BB+	1,042,387
2,810	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.000%, 8/01/43	8/21 at 100.00	A+	1,913,245
1,850	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Tender Option Trust 1145, 17.814%, 3/01/34 (IF) (4)	No Opt. Call	AA+	3,244,752
1,650	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,721,544
127,280	Total Tax Obligation/Limited			102,559,181
	Transportation – 28.1% (19.6% of Total Investments)
2,250	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	AA–	2,315,408
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005:
2,000	5.000%, 1/01/25 – NPFG Insured	1/15 at 100.00	AA–	2,054,100
4,050	5.000%, 1/01/26 – NPFG Insured	1/15 at 100.00	AA–	4,149,063
1,500	5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	AA–	1,536,690
	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A:
2,115	5.000%, 7/01/24	7/22 at 100.00	A	2,423,536
650	4.000%, 7/01/26	7/22 at 100.00	A	687,109
	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E:
1,000	5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA	1,056,200
3,300	5.000%, 1/01/40	1/20 at 100.00	A	3,485,460
3,605	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/40	1/24 at 100.00	A	3,893,040
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
540	5.000%, 1/01/25	No Opt. Call	BBB	584,966
1,350	5.000%, 1/01/26	No Opt. Call	BBB	1,441,881
2,790	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.625%, 1/01/52 (Alternative Minimum Tax)	1/24 at 100.00	BBB–	2,972,857

Nuveen Investments	35

NQJ	Nuveen New Jersey Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$3,000	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax) (5)	No Opt. Call	N/R	$—
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
650	5.125%, 9/15/23 (Alternative Minimum Tax)	9/14 at 100.00	B	660,121
1,125	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B	1,141,459
500	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B	515,945
3,405	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	AA–	3,598,268
105	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	115,357
1,265	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA	1,518,051
4,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	4,266,720
2,380	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	2,678,024
1,500	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.340%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	1,902,660
1,260	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	1,333,886
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
7,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	7,383,248
3,000	5.000%, 12/01/34	6/15 at 101.00	AA–	3,157,410
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.842%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA	1,437,400
3,615	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	3,968,294
4,600	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Seventh Series 2013, 4.000%, 1/15/43 (Alternative Minimum Tax)	1/23 at 100.00	AA–	4,391,712
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
6,605	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/14 at 100.00	AA–	6,645,883
12,130	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	6/14 at 100.00	AA–	12,186,281
	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Refunding Series 2012:
2,000	5.000%, 11/01/20	No Opt. Call	A–	2,292,680
1,000	5.000%, 11/01/22	No Opt. Call	A–	1,148,300
85,290	Total Transportation			86,942,009
	U.S. Guaranteed – 16.6% (11.6% of Total Investments) (6)
	Gloucester County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2005A:
1,000	5.000%, 9/01/21 (Pre-refunded 9/01/15) – NPFG Insured	9/15 at 100.00	AA+ (6)	1,064,540
1,420	5.000%, 9/01/22 (Pre-refunded 9/01/15) – NPFG Insured	9/15 at 100.00	AA+ (6)	1,511,647
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, County Services Building Project, Series 2005:
1,090	5.000%, 4/01/25 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA– (6)	1,138,712
2,525	5.000%, 4/01/35 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA– (6)	2,637,842
5,700	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/26 (Pre-refunded 6/15/16)	6/16 at 100.00	AA+ (6)	6,264,642
	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
2,500	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	2,517,600
5,750	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	5,790,480
1,925	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (6)	2,117,173

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (3)	Ratings (4)	Value
	U.S. Guaranteed (6) (continued)
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L:
$1,380	5.125%, 7/01/22 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	AA– (6)	$1,391,702
120	5.125%, 7/01/22 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	AA– (6)	121,018
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F:
1,225	5.000%, 7/01/16 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (6)	1,293,416
2,000	5.000%, 7/01/18 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (6)	2,110,980
1,175	5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (6)	1,240,201
610	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2004A, 5.500%, 7/01/23 (Pre-refunded 7/01/14) – RAAI Insured	7/14 at 100.00	BBB+ (6)	615,466
	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2004C:
1,195	5.000%, 7/01/20 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	AA– (6)	1,204,883
1,875	5.000%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	AA– (6)	1,890,506
1,430	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2004A, 5.125%, 7/01/21 (Pre-refunded 7/01/14) – FGIC Insured	7/14 at 100.00	AA– (6)	1,442,126
	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
2,885	5.000%, 9/15/18 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A1 (6)	3,076,477
4,455	5.000%, 9/15/24 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A1 (6)	4,750,678
1,690	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R (6)	2,029,014
3,890	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA+ (6)	4,102,277
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
55	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (6)	60,640
170	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (6)	187,432
55	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (6)	60,640
870	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (6)	912,778
1,625	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Project, Series 2005, 5.000%, 5/01/30 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	Aa3 (6)	1,704,138
48,615	Total U.S. Guaranteed			51,237,008
	Utilities – 2.6% (1.8% of Total Investments)
395	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	412,104
2,055	Mercer County Improvement Authority, New Jersey, Solid Waste Revenue Bonds, Regional Sludge Project, Series 2003, 5.000%, 12/15/14 – FGIC Insured	7/14 at 100.00	AA+	2,063,282
1,000	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A, 4.750%, 6/15/32 (Alternative Minimum Tax)	No Opt. Call	Baa3	978,540
3,000	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A1	3,281,250
1,080	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A1	1,151,788
7,530	Total Utilities			7,886,964
	Water and Sewer – 4.5% (3.2% of Total Investments)
	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
270	5.000%, 10/01/23	No Opt. Call	A	313,959
6,495	4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A	6,200,647
2,905	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.406%, 9/01/21 (IF) (4)	No Opt. Call	AAA	3,724,733

Nuveen Investments	37

NQJ	Nuveen New Jersey Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	North Hudson Sewerage Authority, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
$1,650	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	$1,852,604
1,725	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	1,837,591
13,045	Total Water and Sewer			13,929,534
$452,520	Total Municipal Bonds (cost $421,120,889)			439,199,567

Shares	Description (1)			Value
	COMMON STOCKS – 1.2% (0.8% of Total Investments)
	Airlines – 1.2% (0.8% of Total Investments)
106,862	American Airlines Group Inc., (7)			$3,747,650
	Total Common Stocks (cost $1,815,024)			3,747,650
	Total Long-Term Investments (cost $422,935,913)			442,947,217
	Variable Rate Demand Preferred Shares, at Liquidation Value – (46.7)% (8)			(144,300,000)
	Other Assets Less Liabilities – 3.3%			10,294,380
	Net Assets Applicable to Common Shares – 100%			$308,941,597

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)
On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.6%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

38	Nuveen Investments

NNJ
Nuveen New Jersey Premium Income Municipal Fund, Inc.
	Portfolio of Investments	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 144.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 144.5% (100.0% of Total Investments)
	Consumer Discretionary – 0.3% (0.2% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$480	5.000%, 1/01/32	1/15 at 100.00	Caa1	$333,158
415	5.125%, 1/01/37	1/15 at 100.00	Caa1	287,433
895	Total Consumer Discretionary			620,591
	Consumer Staples – 4.5% (3.1% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
530	4.500%, 6/01/23	6/17 at 100.00	BB	515,149
8,620	4.750%, 6/01/34	6/17 at 100.00	B2	6,772,043
1,345	5.000%, 6/01/41	6/17 at 100.00	B2	1,059,376
10,495	Total Consumer Staples			8,346,568
	Education and Civic Organizations – 16.9% (11.7% of Total Investments)
1,125	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 – AMBAC Insured	6/15 at 100.00	N/R	1,149,761
730	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond Trust 3359, 18.053%, 12/15/36 (IF) (4)	6/23 at 100.00	AA–	983,690
	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey Issue, Series 2013A:
695	5.000%, 7/01/38	7/23 at 100.00	AA	749,537
910	5.000%, 7/01/43	7/23 at 100.00	AA	981,763
300	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	BBB	300,990
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
1,915	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	AA–	2,084,248
3,350	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	AA–	3,535,523
970	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AA–	1,034,233
3,000	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2014A, 5.000%, 7/01/44	No Opt. Call	AA–	3,270,750
1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Passaic County Community College, Series 2010C, 5.375%, 7/01/41	7/20 at 100.00	A2	1,071,920
1,335	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.790%, 7/01/19 (IF)	No Opt. Call	AAA	1,794,587
1,200	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 4741, 13.812%, 7/01/44 (IF) (4)	7/24 at 100.00	AAA	1,686,576
	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2004H:
1,640	5.000%, 7/01/18 – FGIC Insured	7/14 at 100.00	AA–	1,652,644
1,040	5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	AA–	1,047,727
275	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B, 5.000%, 7/01/37	7/22 at 100.00	A	295,477

Nuveen Investments	39

NNJ	Nuveen New Jersey Premium Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
$260	5.000%, 7/01/32	7/21 at 100.00	BBB+	$272,665
170	5.000%, 7/01/37	7/21 at 100.00	BBB+	175,622
635	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/43	7/23 at 100.00	A	685,076
300	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, College of New Jersey, Series 2012A, 5.000%, 7/01/19	No Opt. Call	AA	348,384
2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA	2,128,040
380	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	399,346
270	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	288,957
350	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	388,031
1,925	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.375%, 12/01/26 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,985,079
500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	516,900
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 4736:
250	11.750%, 12/01/24 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	230,360
560	12.181%, 12/01/25 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	497,616
250	12.535%, 12/01/26 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	202,410
550	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.694%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	768,702
630	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust 3339, 18.175%, 5/01/21 (IF) (4)	No Opt. Call	AA–	874,106
28,515	Total Education and Civic Organizations			31,400,720
	Financials – 1.4% (0.9% of Total Investments)
	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002:
1,500	5.750%, 10/01/21	No Opt. Call	Ba2	1,648,845
750	6.500%, 4/01/28	No Opt. Call	Ba2	869,198
2,250	Total Financials			2,518,043
	Health Care – 18.9% (13.0% of Total Investments)
2,000	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB	2,131,860
25	Camden County Improvement Authority, New Jersey, Healthcare Revenue Bonds, Cooper Health System, Series 2005B, 5.250%, 2/15/27	2/15 at 100.00	BBB	25,189
620	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	624,675
690	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/25	2/15 at 100.00	BBB	694,789
1,375	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A+	1,484,491
695	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 18.742%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA	878,480

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
$1,150	6.000%, 7/01/26	7/21 at 100.00	BB+	$1,233,513
1,000	6.250%, 7/01/35	7/21 at 100.00	BB+	1,054,140
300	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	BBB+	336,249
	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013:
755	5.250%, 7/01/31	7/23 at 100.00	BBB	789,028
370	5.500%, 7/01/43	7/23 at 100.00	BBB	382,895
1,615	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	1,682,814
240	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	243,262
700	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	710,437
375	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	381,709
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
1,800	3.750%, 7/01/27	No Opt. Call	A3	1,765,404
300	5.000%, 7/01/31	7/22 at 100.00	A3	323,100
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011:
220	5.000%, 7/01/26	7/22 at 100.00	A	242,935
2,500	5.000%, 7/01/27	7/22 at 100.00	A	2,731,825
400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	A	429,796
2,100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA	2,196,222
1,160	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	1,270,942
1,165	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	N/R	1,171,885
1,790	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB+	1,926,881
1,160	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB+	1,186,668
1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	6/14 at 100.00	BBB–	1,599,000
500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A3	470,320
2,010	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	6/14 at 100.00	Ba2	2,010,362
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
1,250	5.000%, 7/01/36	7/16 at 100.00	A2	1,269,163
1,155	5.000%, 7/01/46	7/16 at 100.00	A2	1,170,558
2,650	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Adjustable Rate Industrial Revenue Bonds, American Home Products Corporation, Series 1983A, 5.100%, 12/01/18	6/14 at 100.00	A1	2,652,385
33,570	Total Health Care			35,070,977

Nuveen Investments	41

NNJ	Nuveen New Jersey Premium Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 3.2% (2.3% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
$1,100	5.750%, 6/01/31	6/20 at 100.00	Baa3	$1,195,304
550	5.875%, 6/01/42	6/20 at 100.00	Baa3	595,777
	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2013-2:
2,125	4.350%, 11/01/33 (Alternative Minimum Tax)	11/22 at 100.00	AA–	2,116,691
1,065	4.600%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	AA–	1,073,648
1,065	4.750%, 11/01/46 (Alternative Minimum Tax)	11/22 at 100.00	AA–	1,069,771
5,905	Total Housing/Multifamily			6,051,191
	Housing/Single Family – 2.5% (1.8% of Total Investments)
4,000	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.650%, 10/01/29	4/21 at 100.00	Aa1	4,239,760
490	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	493,170
4,490	Total Housing/Single Family			4,732,930
	Long-Term Care – 2.5% (1.7% of Total Investments)
1,520	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	1,433,664
750	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.800%, 11/01/31	11/14 at 100.00	BBB	753,255
1,000	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001, 5.500%, 6/01/21	7/14 at 100.00	A–	1,002,160
1,455	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	1,493,659
4,725	Total Long-Term Care			4,682,738
	Tax Obligation/General – 6.1% (4.2% of Total Investments)
310	Elizabeth, Union County, New Jersey, General Obligation Bonds, General Improvement Series 2014, 3.125%, 4/01/27 – AGM Insured	4/24 at 100.00	AA	309,182
2,250	Freehold Regional High School District, Monmouth County, New Jersey, General Obligation Bonds, Refunding Series 2001, 5.000%, 3/01/17 – FGIC Insured	No Opt. Call	AA	2,515,950
2,500	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	2,711,100
555	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	628,027
1,475	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	1,583,088
1,485	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/27 – AGM Insured	No Opt. Call	Aa3	1,853,636
1,780	West Deptford Township, New Jersey, General Obligation Bonds, Series 2004, 4.750%, 9/01/17 – AMBAC Insured	9/14 at 100.00	A+	1,805,579
10,355	Total Tax Obligation/General			11,406,562

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 35.8% (24.8% of Total Investments)
$1,000	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	$1,247,850
1,155	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	1,403,186
3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2003B, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	AAA	2,115,870
1,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	1,274,710
1,225	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	1,440,490
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,835	5.250%, 1/01/36	1/22 at 100.00	A	1,907,024
1,185	5.125%, 1/01/42	1/22 at 100.00	A	1,219,732
640	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Plaza Refunding Project, Series 2013, 3.250%, 4/01/35	4/22 at 100.00	Aa3	560,410
3,450	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/25	6/16 at 100.00	A1	3,736,799
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
1,050	5.000%, 6/15/19	No Opt. Call	BBB+	1,206,671
250	5.000%, 6/15/25	6/22 at 100.00	BBB+	272,510
1,200	5.000%, 6/15/26	6/22 at 100.00	BBB+	1,296,684
2,700	5.000%, 6/15/28	No Opt. Call	BBB+	2,886,570
3,200	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	AA–	3,227,136
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
120	5.125%, 6/15/27	6/17 at 100.00	Baa3	123,568
205	5.125%, 6/15/37	6/17 at 100.00	Baa3	208,030
3,600	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/22	No Opt. Call	A1	4,219,704
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
1,155	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A1	1,244,027
2,310	5.000%, 9/01/37	9/17 at 100.00	A1	2,488,055
505	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A1	528,861
1,500	New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, Series 2004, 5.500%, 3/01/22 – NPFG Insured	No Opt. Call	AA–	1,748,730
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
400	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	AA–	436,352
715	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	AA–	779,500
12,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A1	5,534,159
1,700	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A1	2,065,772
2,600	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	AA–	2,931,682

Nuveen Investments	43

NNJ	Nuveen New Jersey Premium Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
$6,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	$2,448,780
12,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	4,561,439
4,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	1,418,520
4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A1	4,476,239
800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A1	938,968
1,130	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35	5/22 at 100.00	Aa3	1,031,419
780	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BB+	618,298
2,810	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.000%, 8/01/43	8/21 at 100.00	A+	1,913,245
1,125	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Tender Option Trust 1145, 17.814%, 3/01/34 (IF) (4)	No Opt. Call	AA+	1,973,160
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,043,360
83,345	Total Tax Obligation/Limited			66,527,510
	Transportation – 27.7% (19.2% of Total Investments)
3,000	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	AA–	3,087,210
2,500	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005, 5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	AA–	2,561,150
1,600	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	1,724,064
1,105	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A, 5.000%, 7/01/25	7/22 at 100.00	A	1,257,181
500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	528,100
1,760	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/40	1/24 at 100.00	A	1,900,624
1,095	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/25	No Opt. Call	BBB	1,186,181
1,695	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.625%, 1/01/52 (Alternative Minimum Tax)	1/24 at 100.00	BBB–	1,806,090
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
350	5.125%, 9/15/23 (Alternative Minimum Tax)	9/14 at 100.00	B	355,450
675	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B	684,875
540	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B	557,221

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$3,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/14 – AMBAC Insured	No Opt. Call	A	$3,059,550
1,875	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	AA–	1,981,425
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
225	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	247,194
370	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	406,497
2,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	2,666,700
2,380	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	2,678,024
1,250	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.340%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	1,585,550
240	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	254,074
2,750	Passaic County Improvement Authority, New Jersey, Revenue Bonds, Paterson Parking Deck Facility, Series 2005, 5.000%, 4/15/35 – AGM Insured	4/15 at 100.00	A2	2,841,163
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
4,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	4,219,000
3,000	5.000%, 12/01/34	6/15 at 101.00	AA–	3,157,410
585	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.842%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA	840,879
2,710	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	2,974,848
8,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/14 at 100.00	AA–	8,049,516
790	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/22	No Opt. Call	A–	907,157
48,495	Total Transportation			51,517,133
	U.S. Guaranteed – 17.5% (12.1% of Total Investments) (5)
2,075	Egg Harbor Township School District, Atlantic County, New Jersey, General Obligation Bonds, Series 2005, 5.000%, 4/01/27 (Pre-refunded 4/01/15) – NPFG Insured	4/15 at 100.00	N/R (5)	2,167,732
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, County Services Building Project, Series 2005:
1,185	5.000%, 4/01/25 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA– (5)	1,237,958
2,755	5.000%, 4/01/35 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA– (5)	2,878,121
	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
500	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	503,520
1,625	5.500%, 6/15/31 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,635,936
2,540	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	2,557,882
1,435	New Jersey Economic Development Authority, Revenue Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)	No Opt. Call	N/R (5)	1,683,944
595	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (5)	654,399
100	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/19 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	AA– (5)	100,848

Nuveen Investments	45

NNJ	Nuveen New Jersey Premium Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (continued)
$300	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2004A, 5.500%, 7/01/23 (Pre-refunded 7/01/14) – RAAI Insured	7/14 at 100.00	BBB+ (5)	$302,688
400	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2004C, 5.000%, 7/01/20 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	AA– (5)	403,308
	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
2,615	5.000%, 9/15/24 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A1 (5)	2,788,558
3,000	5.000%, 9/15/28 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A1 (5)	3,199,110
1,270	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R (5)	1,524,762
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/18 (Pre-refunded 12/15/15) – FGIC Insured	12/15 at 100.00	AA+ (5)	2,164,100
1,110	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA+ (5)	1,170,573
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
125	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	137,818
195	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	214,995
470	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	518,194
195	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	214,995
120	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	132,305
2,300	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	2,413,091
615	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	648,296
2,125	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AA+ (5)	2,243,426
1,000	University of Medicine and Dentistry of New Jersey, Certificates of Participation, University Housing Associates, LLC, Series 2004, 5.000%, 6/15/29 (Pre-refunded 6/15/14) – NPFG Insured	6/14 at 100.00	N/R (5)	1,006,110
30,650	Total U.S. Guaranteed			32,502,669
	Utilities – 1.1% (0.8% of Total Investments)
245	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	255,609
1,250	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A1	1,367,188
420	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A1	447,917
1,915	Total Utilities			2,070,714
	Water and Sewer – 6.1% (4.2% of Total Investments)
4,330	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C, 4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A	4,133,764
1,780	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.406%, 9/01/21 (IF) (4)	No Opt. Call	AAA	2,282,280
1,650	New Jersey Water Supply Authority, Water Supply Authority Bonds, Manasquan Reservoir, Series 2005, 5.000%, 8/01/31 – NPFG Insured	8/15 at 100.00	AA	1,720,472

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
$1,000	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	$1,122,790
1,100	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	1,171,797
835	Wanaque Valley Regional Sewer Authority, Passaic County, New Jersey, Sewer Revenue Refunding Bonds, Series 1993B, 5.750%, 9/01/18 – AMBAC Insured	No Opt. Call	A1	901,182
10,695	Total Water and Sewer			11,332,285
$276,300	Total Long-Term Investments (cost $256,522,943)			268,780,631
	Variable Rate Demand Preferred Shares, at Liquidation Value – (47.6)% (6)			(88,600,000)
	Other Assets Less Liabilities – 3.1%			5,839,928
	Net Assets Applicable to Common Shares – 100%			$186,020,559

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.0%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	47

NXJ
Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 142.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 142.5% (100.0% of Total Investments)
	Consumer Discretionary – 0.3% (0.2% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$260	5.000%, 1/01/32	1/15 at 100.00	Caa1	$180,461
230	5.125%, 1/01/37	1/15 at 100.00	Caa1	159,300
490	Total Consumer Discretionary			339,761
	Consumer Staples – 5.2% (3.7% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
630	4.500%, 6/01/23	6/17 at 100.00	BB	612,347
5,075	4.750%, 6/01/34	6/17 at 100.00	B2	3,987,022
835	5.000%, 6/01/41	6/17 at 100.00	B2	657,679
6,540	Total Consumer Staples			5,257,048
	Education and Civic Organizations – 11.6% (8.1% of Total Investments)
375	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond Trust 3359, 18.053%, 12/15/36 (IF) (4)	6/23 at 100.00	AA–	505,320
	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey Issue, Series 2013A:
255	5.000%, 7/01/38	7/23 at 100.00	AA	275,010
340	5.000%, 7/01/43	7/23 at 100.00	AA	366,812
250	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	BBB	250,825
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
1,105	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	AA–	1,202,660
735	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	AA–	775,704
970	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AA–	1,034,233
665	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.790%, 7/01/19 (IF)	No Opt. Call	AAA	893,933
650	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 4741, 13.812%, 7/01/44 (IF) (4)	7/24 at 100.00	AAA	913,562
300	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B, 5.000%, 7/01/42	7/22 at 100.00	A	321,471
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
260	5.000%, 7/01/32	7/21 at 100.00	BBB+	272,665
170	5.000%, 7/01/37	7/21 at 100.00	BBB+	175,622
390	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/38	7/23 at 100.00	A	420,603
230	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	241,709
135	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	144,478
350	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	388,031
1,185	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.250%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,223,939
560	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 4736, 11.681%, 12/01/23 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	569,498
48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$300	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.694%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	$419,292
250	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System Project, Refunding Series 2012, 5.125%, 4/01/32	4/22 at 100.00	BBB–	217,010
75	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/31	10/22 at 100.00	A–	67,484
500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	7/14 at 100.00	BBB–	456,815
315	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust 3339, 18.175%, 5/01/21 (IF) (4)	No Opt. Call	AA–	437,053
10,365	Total Education and Civic Organizations			11,573,729
	Financials – 1.9% (1.4% of Total Investments)
850	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	7/14 at 100.00	N/R	849,958
250	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	7/14 at 100.00	Baa3	254,375
750	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	824,423
1,850	Total Financials			1,928,756
	Health Care – 15.9% (11.2% of Total Investments)
310	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	312,337
710	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A+	766,537
370	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 18.742%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA	467,680
850	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BB+	911,727
180	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	BBB+	201,749
	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013:
420	5.250%, 7/01/31	7/23 at 100.00	BBB	438,929
225	5.500%, 7/01/43	7/23 at 100.00	BBB	232,841
865	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	901,321
1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	A3	1,556,370
130	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	131,767
440	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	446,560
180	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	183,220
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
1,040	3.750%, 7/01/27	No Opt. Call	A3	1,020,011
500	5.000%, 7/01/31	7/22 at 100.00	A3	538,500
240	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	A	257,878
1,240	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA	1,296,817

Nuveen Investments	49

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$125	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	$126,550
1,555	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB+	1,673,911
445	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB+	455,231
700	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	746,200
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	7/14 at 100.00	Ba2	2,000,360
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
665	5.000%, 7/01/36	7/16 at 100.00	A2	675,194
615	5.000%, 7/01/46	7/16 at 100.00	A2	623,284
15,305	Total Health Care			15,964,974
	Housing/Multifamily – 0.9% (0.7% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
560	5.750%, 6/01/31	6/20 at 100.00	Baa3	608,518
300	5.875%, 6/01/42	6/20 at 100.00	Baa3	324,969
860	Total Housing/Multifamily			933,487
	Housing/Single Family – 5.3% (3.7% of Total Investments)
5,000	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.650%, 10/01/29	4/21 at 100.00	Aa1	5,299,700
	Industrials – 0.7% (0.5% of Total Investments)
670	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999B, 6.850%, 12/01/29 (Mandatory put 12/01/17)	No Opt. Call	A–	684,914
	Long-Term Care – 3.0% (2.1% of Total Investments)
620	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	584,784
250	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.800%, 11/01/31	11/14 at 100.00	BBB	251,085
	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001:
1,000	6.000%, 6/01/25	6/14 at 100.00	A–	1,001,870
335	5.500%, 6/01/31	6/14 at 100.00	A–	335,322
290	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	297,705
500	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998, 5.125%, 7/01/25	7/14 at 100.00	BBB–	499,545
2,995	Total Long-Term Care			2,970,311
	Tax Obligation/General – 4.0% (2.8% of Total Investments)
1,000	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	1,084,440
1,100	Linden, New Jersey, General Obligation Bonds, Refunding Series 2011, 4.000%, 5/01/23	5/21 at 100.00	AA–	1,182,357
300	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	339,474
300	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/31	9/22 at 100.00	A+	326,955
250	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	291,583

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$740	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	$794,227
3,690	Total Tax Obligation/General			4,019,036
	Tax Obligation/Limited – 33.4% (23.4% of Total Investments)
600	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	748,710
1,000	Camden County Improvement Authority, New Jersey, County Guaranteed Lease Revenue Bonds, Series 2005A, 5.000%, 9/01/16 – AGM Insured	9/15 at 100.00	AA	1,058,390
1,100	Casino Reinvestment Development Authority, New Jersey, Hotel Room Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 – AMBAC Insured	1/15 at 102.00	A–	1,150,237
620	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	753,226
3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Refunding Series 2012A, 5.000%, 11/01/20	No Opt. Call	AAA	3,596,700
500	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	637,355
715	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	840,776
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
600	5.000%, 6/15/19	No Opt. Call	BBB+	689,526
360	5.000%, 6/15/21	No Opt. Call	BBB+	411,275
400	5.000%, 6/15/25	6/22 at 100.00	BBB+	436,016
600	5.000%, 6/15/26	6/22 at 100.00	BBB+	648,342
800	5.000%, 6/15/28	No Opt. Call	BBB+	855,280
1,200	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	AA–	1,210,176
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
65	5.125%, 6/15/27	6/17 at 100.00	Baa3	66,932
115	5.125%, 6/15/37	6/17 at 100.00	Baa3	116,700
1,105	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/28	3/23 at 100.00	A1	1,229,545
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
615	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A1	662,404
1,235	5.000%, 9/01/37	9/17 at 100.00	A1	1,330,194
470	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Refunding Series 2005A, 5.000%, 9/01/15 – AGM Insured	No Opt. Call	AA	499,023
250	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A1	261,813
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
350	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	AA–	381,808
610	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	AA–	665,028
6,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A1	2,767,080
1,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A1	1,579,708
1,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	AA–	1,465,841
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
3,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	1,224,390
3,500	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	1,330,420
6,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	2,127,780

Nuveen Investments	51

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A1	$1,119,060
800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A1	938,968
915	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35	5/22 at 100.00	Aa3	835,175
255	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BB+	202,136
575	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Tender Option Trust 1145, 17.814%, 3/01/34 (IF) (4)	No Opt. Call	AA+	1,008,504
550	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	573,848
41,505	Total Tax Obligation/Limited			33,422,366
	Transportation – 22.8% (16.0% of Total Investments)
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005:
1,000	5.000%, 1/01/25 – NPFG Insured	1/15 at 100.00	AA–	1,027,050
1,000	5.000%, 1/01/26 – NPFG Insured	1/15 at 100.00	AA–	1,024,460
500	5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	AA–	512,230
325	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/27	7/22 at 100.00	A	339,862
500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	528,100
965	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/40	1/24 at 100.00	A	1,042,104
1,260	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/27	No Opt. Call	BBB	1,336,306
630	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.625%, 1/01/52 (Alternative Minimum Tax)	1/24 at 100.00	BBB–	671,290
575	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B	593,337
1,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/14 – AMBAC Insured	No Opt. Call	A	1,019,850
1,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	AA–	1,056,760
35	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	38,452
300	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA	360,012
1,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	1,066,680
1,660	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	1,867,865
375	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.340%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	475,665
240	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	254,074
1,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/34	6/15 at 101.00	AA–	1,578,705
310	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.842%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA	445,594
450	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	493,979
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Seventh Series 2013, 4.000%, 1/15/43 (Alternative Minimum Tax)	1/23 at 100.00	AA–	954,720
5,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/14 at 100.00	AA–	5,030,950

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$950	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/22	No Opt. Call	A–	$1,090,885
21,575	Total Transportation			22,808,930
	U.S. Guaranteed – 26.6% (18.6% of Total Investments) (5)
1,785	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/27 (Pre-refunded 6/15/16)	6/16 at 100.00	AA+ (5)	1,961,822
	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
600	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	604,224
1,200	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,208,448
385	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (5)	423,435
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L:
690	5.125%, 7/01/21 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	AA– (5)	695,851
60	5.125%, 7/01/21 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	AA– (5)	60,509
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F:
700	5.000%, 7/01/17 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	738,843
1,000	5.000%, 7/01/24 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	1,055,490
520	5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	548,855
625	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2004C, 5.000%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	AA– (5)	630,169
	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B:
25	6.500%, 12/01/19 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	31,396
100	6.500%, 12/01/20 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	125,585
5	7.125%, 12/01/23 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	6,433
630	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2004A, 5.125%, 7/01/19 (Pre-refunded 7/01/14) – FGIC Insured	7/14 at 100.00	AA– (5)	635,342
	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
925	5.000%, 9/15/18 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A1 (5)	986,392
1,400	5.000%, 9/15/24 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A1 (5)	1,492,918
845	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R (5)	1,014,507
1,280	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA+ (5)	1,349,850
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
15	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	16,538
125	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	137,818
25	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	27,564
245	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	257,047
15,840	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2001A, 0.000%, 8/01/23 – NPFG Insured (ETM)	No Opt. Call	A3 (5)	12,541,001
	University of Medicine and Dentistry of New Jersey, Certificates of Participation, University Housing Associates, LLC, Series 2004:
20	5.250%, 6/15/21 (Pre-refunded 6/15/14) – NPFG Insured	6/14 at 100.00	N/R (5)	20,128
45	5.000%, 6/15/36 (Pre-refunded 6/15/14) – NPFG Insured	6/14 at 100.00	N/R (5)	45,275
29,090	Total U.S. Guaranteed			26,615,440
	Utilities – 3.0% (2.1% of Total Investments)
1,510	Industrial Pollution Control Financing Authority of Cape May County, New Jersey, Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company Project), 6.800%, 3/01/21 – NPFG Insured	No Opt. Call	AA–	1,858,191
530	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A, 5.125%, 6/15/43 (Alternative Minimum Tax)	6/22 at 100.00	Baa3	533,291

Nuveen Investments	53

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$250	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A1	$273,438
320	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A1	341,270
2,610	Total Utilities			3,006,190
	Water and Sewer – 7.9% (5.5% of Total Investments)
225	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	A–	229,714
	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
670	5.000%, 10/01/23	No Opt. Call	A	779,083
2,730	4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A	2,606,276
1,680	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Series 2012A, 3.250%, 9/01/31	9/21 at 100.00	AAA	1,647,710
925	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.406%, 9/01/21 (IF) (4)	No Opt. Call	AAA	1,186,017
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
670	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	752,269
640	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	681,773
7,540	Total Water and Sewer			7,882,842
$150,085	Total Long-Term Investments (cost $134,745,214)			142,707,484
	Variable Rate Demand Preferred Shares, at Liquidation value – (44.9)% (6)			(45,000,000)
	Other Assets Less Liabilities – 2.4%			2,473,135
	Net Assets Applicable to Common Shares – 100%			$100,180,619

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.5%
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

54	Nuveen Investments

NUJ
Nuveen New Jersey Dividend Advantage Municipal Fund 2
	Portfolio of Investments	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 148.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 148.6% (100.0% of Total Investments)
	Consumer Discretionary – 0.3% (0.2% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$180	5.000%, 1/01/32	1/15 at 100.00	Caa1	$124,934
150	5.125%, 1/01/37	1/15 at 100.00	Caa1	103,892
330	Total Consumer Discretionary			228,826
	Consumer Staples – 5.4% (3.7% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
425	4.500%, 6/01/23	6/17 at 100.00	BB	413,092
3,625	4.750%, 6/01/34	6/17 at 100.00	B2	2,847,872
535	5.000%, 6/01/41	6/17 at 100.00	B2	421,387
4,585	Total Consumer Staples			3,682,351
	Education and Civic Organizations – 13.1% (8.8% of Total Investments)
425	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds Rowan University School of Osteopathic Medicine Project, Series 2013A, 5.000%, 12/01/32	12/23 at 100.00	A+	461,903
210	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond Trust 3359, 18.053%, 12/15/36 (IF) (4)	6/23 at 100.00	AA–	282,979
200	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	BBB	200,660
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
780	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	AA–	848,936
495	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	AA–	522,413
1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Series 2007E, 5.000%, 7/01/33	No Opt. Call	AAA	1,104,490
335	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.790%, 7/01/19 (IF)	No Opt. Call	AAA	450,327
250	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 4741, 13.812%, 7/01/44 (IF) (4)	7/24 at 100.00	AAA	351,370
275	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B, 5.000%, 7/01/37	7/22 at 100.00	A	295,477
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
170	5.000%, 7/01/32	7/21 at 100.00	BBB+	178,281
115	5.000%, 7/01/37	7/21 at 100.00	BBB+	118,803
285	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/38	7/23 at 100.00	A	307,364
300	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, College of New Jersey, Series 2012A, 5.000%, 7/01/19	No Opt. Call	AA	348,384
155	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	162,891
105	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	112,372
175	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	194,016
1,100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.250%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,136,146
395	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 4736, 11.681%, 12/01/23 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	401,699

Nuveen Investments	55

NUJ	Nuveen New Jersey Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$200	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.694%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	$279,528
575	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	A+	616,153
200	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System Project, Refunding Series 2012, 5.125%, 4/01/32	4/22 at 100.00	BBB–	173,608
75	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/31	10/22 at 100.00	A–	67,484
180	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust 3339, 18.175%, 5/01/21 (IF) (4)	No Opt. Call	AA–	249,745
8,000	Total Education and Civic Organizations			8,865,029
	Financials – 5.6% (3.7% of Total Investments)
600	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	7/14 at 100.00	N/R	599,970
1,250	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	6/14 at 100.00	Baa3	1,271,875
	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002:
1,450	5.750%, 10/01/21	No Opt. Call	Ba2	1,593,884
250	6.500%, 4/01/28	No Opt. Call	Ba2	289,733
3,550	Total Financials			3,755,462
	Health Care – 24.9% (16.8% of Total Investments)
1,000	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB	1,065,930
220	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	221,659
400	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A+	431,852
260	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 18.742%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA	328,640
500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BB+	527,070
150	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	BBB+	168,125
	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013:
295	5.250%, 7/01/31	7/23 at 100.00	BBB	308,296
170	5.500%, 7/01/43	7/23 at 100.00	BBB	175,925
610	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	635,614
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	A3	1,037,580
90	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	91,223
170	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	173,041
800	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012, 3.750%, 7/01/27	No Opt. Call	A3	784,624
1,020	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011, 5.000%, 7/01/26	7/22 at 100.00	A	1,126,335

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$150	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	A	$161,174
935	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA	977,842
755	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	827,208
135	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	N/R	135,798
1,165	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB+	1,254,088
500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	533,000
325	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A3	305,708
1,520	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	7/14 at 100.00	Ba2	1,520,274
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
2,455	5.000%, 7/01/36	7/16 at 100.00	A2	2,492,634
435	5.000%, 7/01/46	7/16 at 100.00	A2	440,859
1,100	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Adjustable Rate Industrial Revenue Bonds, American Home Products Corporation, Series 1983A, 5.100%, 12/01/18	6/14 at 100.00	A1	1,100,990
16,160	Total Health Care			16,825,489
	Housing/Multifamily – 2.8% (1.9% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
380	5.750%, 6/01/31	6/20 at 100.00	Baa3	412,923
200	5.875%, 6/01/42	6/20 at 100.00	Baa3	216,646
	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2013-2:
625	4.350%, 11/01/33 (Alternative Minimum Tax)	11/22 at 100.00	AA–	622,556
310	4.600%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	AA–	312,517
310	4.750%, 11/01/46 (Alternative Minimum Tax)	11/22 at 100.00	AA–	311,389
1,825	Total Housing/Multifamily			1,876,031
	Housing/Single Family – 1.8% (1.2% of Total Investments)
1,000	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.650%, 10/01/29	4/21 at 100.00	Aa1	1,059,940
185	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	186,197
1,185	Total Housing/Single Family			1,246,137
	Industrials – 1.0% (0.7% of Total Investments)
670	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999B, 6.850%, 12/01/29 (Mandatory put 12/01/17)	No Opt. Call	A–	684,914
	Long-Term Care – 9.8% (6.6% of Total Investments)
705	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	664,956
	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001:
1,000	5.500%, 6/01/21	7/14 at 100.00	A–	1,002,160
4,000	5.500%, 6/01/31	7/14 at 100.00	A–	4,003,837

Nuveen Investments	57

NUJ	Nuveen New Jersey Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$430	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	$441,425
520	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998, 5.125%, 7/01/25	7/14 at 100.00	BBB–	519,527
6,655	Total Long-Term Care			6,631,905
	Tax Obligation/General – 5.0% (3.3% of Total Investments)
700	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	759,108
190	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	215,000
330	Monroe Township, Middlesex County, New Jersey, General Obligation Bonds, Series 2003, 3.000%, 1/15/33	1/22 at 100.00	AA	288,635
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012:
225	5.000%, 9/01/28	9/22 at 100.00	A+	249,122
250	3.625%, 9/01/34	9/22 at 100.00	A+	233,913
740	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	794,227
635	West Deptford, New Jersey, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – AGM Insured	7/17 at 100.00	AA	699,072
100	Woodbridge Township, Middlesex County, New Jersey, General Obligation Bonds, Series 2010, 5.000%, 7/15/19	No Opt. Call	AA+	117,540
3,170	Total Tax Obligation/General			3,356,617
	Tax Obligation/Limited – 38.3% (25.8% of Total Investments)
400	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	499,140
750	Casino Reinvestment Development Authority, New Jersey, Hotel Room Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 – AMBAC Insured	1/15 at 102.00	A–	784,253
435	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	528,473
500	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	637,355
530	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	623,232
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
670	5.250%, 1/01/36	1/22 at 100.00	A	696,298
265	5.125%, 1/01/42	1/22 at 100.00	A	272,767
500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/29	1/22 at 100.00	A	528,150
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
700	5.000%, 6/15/19	No Opt. Call	BBB+	804,447
250	5.000%, 6/15/21	No Opt. Call	BBB+	285,608
1,200	5.000%, 6/15/25	6/22 at 100.00	BBB+	1,308,048
680	5.000%, 6/15/26	6/22 at 100.00	BBB+	734,788
1,000	5.000%, 6/15/28	No Opt. Call	BBB+	1,069,100
395	5.000%, 6/15/29	No Opt. Call	BBB+	418,917
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
50	5.125%, 6/15/27	6/17 at 100.00	Baa3	51,487
75	5.125%, 6/15/37	6/17 at 100.00	Baa3	76,109
1,400	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/22	No Opt. Call	A1	1,640,996

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
$435	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A1	$468,530
870	5.000%, 9/01/37	9/17 at 100.00	A1	937,060
200	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A1	209,450
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
295	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	AA–	321,810
525	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	AA–	572,360
4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A1	1,844,719
800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A1	972,128
900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	AA–	1,014,813
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
2,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	816,260
4,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	1,520,480
5,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	1,773,150
1,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A1	1,525,823
	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012:
865	5.000%, 5/01/21	No Opt. Call	Aa3	997,838
695	3.500%, 5/01/35	5/22 at 100.00	Aa3	634,368
290	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BB+	229,880
425	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Tender Option Trust 1145, 17.814%, 3/01/34 (IF) (4)	No Opt. Call	AA+	745,416
350	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	365,176
32,750	Total Tax Obligation/Limited			25,908,429
	Transportation – 20.3% (13.6% of Total Investments)
300	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	AA–	308,721
500	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005, 5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	AA–	512,230
800	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	862,032
300	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/27	7/22 at 100.00	A	313,719
700	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	739,340
705	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/40	1/24 at 100.00	A	761,330
660	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/27	No Opt. Call	BBB	699,970
440	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.625%, 1/01/52 (Alternative Minimum Tax)	1/24 at 100.00	BBB–	468,838
635	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B	655,250

Nuveen Investments	59

NUJ	Nuveen New Jersey Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$1,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/14 – AMBAC Insured	No Opt. Call	A	$1,019,850
765	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	AA–	808,421
30	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16	No Opt. Call	A3	32,959
1,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA	1,800,060
1,200	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	1,350,264
500	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.340%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	634,220
360	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	381,110
450	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	493,979
1,100	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Seventh Series 2013, 4.000%, 1/15/43 (Alternative Minimum Tax)	1/23 at 100.00	AA–	1,050,192
50	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/14 at 100.00	AA–	50,310
650	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/22	No Opt. Call	A–	746,395
12,645	Total Transportation			13,689,190
	U.S. Guaranteed – 11.1% (7.5% of Total Investments) (5)
1,305	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/26 (Pre-refunded 6/15/16)	6/16 at 100.00	AA+ (5)	1,434,273
95	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%, 6/15/16 (ETM)	No Opt. Call	Aaa	105,308
	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
500	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	503,520
400	5.500%, 6/15/31 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	402,692
700	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	704,928
175	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (5)	192,470
25	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 6.000%, 12/01/17 (ETM)	No Opt. Call	N/R (5)	28,775
500	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2004A, 5.125%, 7/01/19 (Pre-refunded 7/01/14) – FGIC Insured	7/14 at 100.00	AA– (5)	504,240
	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
655	5.000%, 9/15/18 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A1 (5)	698,472
985	5.000%, 9/15/24 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A1 (5)	1,050,374
665	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA+ (5)	701,289
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
15	6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (5)	16,538
185	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	203,970
890	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	933,761
10	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	10,492
7,105	Total U.S. Guaranteed			7,491,102
	Utilities – 2.2% (1.5% of Total Investments)
695	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A, 5.125%, 6/15/43 (Alternative Minimum Tax)	6/22 at 100.00	Baa3	699,316

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$500	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A1	$546,875
220	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A1	234,623
1,415	Total Utilities			1,480,814
	Water and Sewer – 7.0% (4.7% of Total Investments)
150	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	A–	153,143
	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
520	5.000%, 10/01/23	No Opt. Call	A	604,661
2,115	4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A	2,019,147
660	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.406%, 9/01/21 (IF) (4)	No Opt. Call	AAA	846,239
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
500	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	561,395
535	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	569,919
4,480	Total Water and Sewer			4,754,504
$104,525	Total Long-Term Investments (cost $96,753,435)			100,476,800
	MuniFund Term Preferred Shares, at liquidation value – (51.9)% (6)			(35,050,000)
	Other Assets Less Liabilities – 3.3%			2,169,392
	Net Assets Applicable to Common Shares – 100%			$67,596,192

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.9%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	61

NJV
Nuveen New Jersey Municipal Value Fund
	Portfolio of Investments	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 104.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 101.6% (97.6% of Total Investments)
	Consumer Staples – 5.2% (5.0% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
$150	4.750%, 6/01/34	6/17 at 100.00	B2	$117,843
1,520	5.000%, 6/01/41	6/17 at 100.00	B2	1,197,213
1,670	Total Consumer Staples			1,315,056
	Education and Civic Organizations – 11.0% (10.6% of Total Investments)
110	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds Rowan University School of Osteopathic Medicine Project, Series 2013A, 5.000%, 12/01/32	12/23 at 100.00	A+	119,551
45	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond Trust 3359, 18.053%, 12/15/36 (IF) (4)	6/23 at 100.00	AA–	60,638
900	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2009A, 5.500%, 9/01/36	9/19 at 100.00	A2	1,010,754
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
50	5.000%, 7/01/32	7/21 at 100.00	BBB+	52,436
30	5.000%, 7/01/37	7/21 at 100.00	BBB+	30,992
75	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/38	7/23 at 100.00	A	80,885
1,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2009A, 5.625%, 6/01/30	6/19 at 100.00	AA	1,099,410
30	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	32,106
100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	103,380
100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 4736, 11.681%, 12/01/23 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	101,696
60	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust 3339, 18.175%, 5/01/21 (IF) (4)	No Opt. Call	AA–	83,248
2,500	Total Education and Civic Organizations			2,775,096
	Health Care – 23.3% (22.4% of Total Investments)
100	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB	106,593
500	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/25	2/15 at 100.00	BBB	503,470
105	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	110,903

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$2,000	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Series 2009A, 5.500%, 7/01/38 – AGC Insured (UB) (4)	7/19 at 100.00	AA	$2,132,000
100	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013, 5.250%, 7/01/31	7/23 at 100.00	BBB	104,507
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	1,014,910
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA	104,582
90	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	98,608
70	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB+	75,353
750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–	818,858
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A3	94,064
705	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A2	715,808
5,620	Total Health Care			5,879,656
	Housing/Multifamily – 4.6% (4.4% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
100	5.750%, 6/01/31	6/20 at 100.00	Baa3	108,664
50	5.875%, 6/01/42	6/20 at 100.00	Baa3	54,162
1,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2009A, 4.950%, 5/01/41	11/19 at 100.00	A+	1,005,980
1,150	Total Housing/Multifamily			1,168,806
	Housing/Single Family – 1.5% (1.5% of Total Investments)
380	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.500%, 10/01/29	10/21 at 100.00	Aa1	391,537
	Long-Term Care – 1.2% (1.1% of Total Investments)
160	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	150,912
140	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	143,720
300	Total Long-Term Care			294,632
	Tax Obligation/General – 9.9% (9.5% of Total Investments)
100	Bloomfield Township Board of Education, Essex County, New Jersey, General Obligation Bonds, Series 2011, 3.000%, 9/01/16	No Opt. Call	A+	105,362
10	Hillsborough Township School District, Somerset County, New Jersey, General Obligation School Bonds, Series 2001, 5.375%, 10/01/16 – AGM Insured	No Opt. Call	AA	11,212
255	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011, 5.000%, 11/01/14 – AGM Insured	No Opt. Call	AA	260,949
50	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2005, 5.000%, 12/01/14 – AMBAC Insured	No Opt. Call	N/R	51,252

Nuveen Investments	63

NJV	Nuveen New Jersey Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$150	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2006, 5.000%, 12/01/15 – AMBAC Insured	No Opt. Call	N/R	$159,749
150	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured	No Opt. Call	N/R	164,477
500	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	583,165
30	North Bergen Township, New Jersey, General Obligation Bonds, General Improvement Series 2009, 4.000%, 2/01/17	No Opt. Call	AA–	32,632
75	Passaic County, New Jersey, General Obligation Bonds, Refunding Series 2009, 3.000%, 9/01/14 – AGC Insured	No Opt. Call	Aa3	75,683
50	Passaic County, New Jersey, General Obligation Bonds, Series 2004, 3.500%, 3/15/15 – NPFG Insured	No Opt. Call	Aa3	51,382
75	Peapack-Gladstone, New Jersey, General Obligation Bonds, General Improvements Series 2009, 3.000%, 12/01/14	No Opt. Call	Aa2	76,202
350	South Brunswick Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding School Series 2014, 3.000%, 8/01/15	No Opt. Call	AA+	362,135
25	Swedesboro Woolwich Consolidated School District, Gloucester County, New Jersey, General Obligation Bonds, Series 2007, 4.000%, 2/15/15 – AGM Insured	No Opt. Call	Aa3	25,741
150	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	160,992
170	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	6/21 at 100.00	AA+	183,447
100	Upper Freehold Township, New Jersey, General Obligation Bonds, Series 2012, 3.000%, 12/15/14	No Opt. Call	AA	101,669
100	Winslow Township, New Jersey, General Obligation Bonds, Refunding Series 2007, 5.000%, 10/01/14 – AGM Insured	No Opt. Call	A1	101,900
2,340	Total Tax Obligation/General			2,507,949
	Tax Obligation/Limited – 29.3% (28.1% of Total Investments)
200	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	254,942
630	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	683,531
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
100	5.000%, 6/15/14	No Opt. Call	BBB+	100,582
250	5.000%, 6/15/25	6/22 at 100.00	BBB+	272,510
400	5.000%, 6/15/28	No Opt. Call	BBB+	427,640
700	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A1	733,075
2,000	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2009A, 5.750%, 10/01/31	10/19 at 100.00	A1	2,313,480
5,380	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/39	No Opt. Call	A1	1,401,113
1,300	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	AA–	93,392
105	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	108,754
1,000	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes, Series 2009A-1, 5.000%, 10/01/39	10/19 at 100.00	BBB	1,007,270
12,065	Total Tax Obligation/Limited			7,396,289

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 8.0% (7.7% of Total Investments)
$250	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	AA–	$257,268
250	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/27	No Opt. Call	BBB	265,140
190	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.625%, 1/01/52 (Alternative Minimum Tax)	1/24 at 100.00	BBB–	202,453
500	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax) (6)	No Opt. Call	N/R	—
80	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B	82,551
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
25	6.500%, 1/01/16	No Opt. Call	A3	27,466
5	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	5,493
765	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40	1/19 at 100.00	A+	836,619
315	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	345,785
2,380	Total Transportation			2,022,775
	U.S. Guaranteed – 6.1% (5.9% of Total Investments) (5)
50	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	55,426
	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
25	5.750%, 6/15/29 (Pre-refunded 6/15/14) – AGC Insured	6/14 at 100.00	Aaa	25,176
1,000	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,007,040
50	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2007-T3, 5.000%, 9/01/20 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	AA (5)	50,818
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
15	6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (5)	16,538
70	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	77,178
240	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	251,801
65	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	68,196
1,515	Total U.S. Guaranteed			1,552,173
	Utilities – 1.5% (1.4% of Total Investments)
300	Industrial Pollution Control Financing Authority of Cape May County, New Jersey, Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company Project), 6.800%, 3/01/21 – NPFG Insured	No Opt. Call	AA–	369,172
$30,220	Total Municipal Bonds (cost $23,104,827)			25,673,141

Shares	Description (1)			Value
	COMMON STOCKS – 2.5% (2.4% of Total Investments)
	Airlines – 2.5% (2.4% of Total Investments)
17,808	American Airlines Group Inc., (7)			$624,527
	Total Common Stocks (cost $302,388)			624,527
	Total Long-Term Investments (cost $23,407,215)			26,297,668
	Floating Rate Obligations – (5.9)%			(1,500,000)
	Other Assets Less Liabilities – 1.8%			474,451
	Net Assets Applicable to Common Shares – 100%			$25,272,119

Nuveen Investments	65

NJV	Nuveen New Jersey Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2014

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)
On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

66	Nuveen Investments

NQP
Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 150.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 150.3% (100.0% of Total Investments)
	Consumer Staples – 0.4% (0.3% of Total Investments)
$2,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$2,353,360
	Education and Civic Organizations – 25.0% (16.6% of Total Investments)
1,500	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	1,646,580
1,695	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2012A, 5.000%, 3/01/24	3/22 at 100.00	AA–	1,985,184
5,020	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2013, 5.000%, 3/01/28	3/23 at 100.00	AA–	5,740,972
	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Duquesne University, Series 2013A:
1,000	5.000%, 3/01/33	3/23 at 100.00	A2	1,083,450
2,865	3.500%, 3/01/34	3/23 at 100.00	A2	2,451,093
2,610	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	2,620,492
1,500	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005, 5.500%, 10/15/25	10/15 at 102.00	N/R	1,472,490
1,440	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	1,480,075
750	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	N/R	728,265
	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
3,910	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	4,262,604
1,920	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	2,088,192
	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3:
1,855	5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	1,872,214
500	5.000%, 5/01/35 – RAAI Insured	5/17 at 100.00	N/R	503,250
	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 1999B:
815	0.000%, 11/01/15 – AMBAC Insured	No Opt. Call	N/R	795,750
815	0.000%, 11/01/16 – AMBAC Insured	No Opt. Call	N/R	774,201
815	0.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	749,303
815	0.000%, 11/01/18 – AMBAC Insured	No Opt. Call	N/R	724,087
815	0.000%, 11/01/19 – AMBAC Insured	No Opt. Call	N/R	693,793
3,060	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	N/R	3,066,854
5,235	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	5,570,197
3,090	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 4.500%, 4/01/30 – RAAI Insured	4/16 at 100.00	BBB	3,056,999
2,155	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB	2,234,907
1,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/27 – NPFG Insured	8/15 at 100.00	A1	1,047,450
Nuveen Investments	67

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$835	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	$844,945
1,465	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family University, Series 2013A, 6.500%, 9/01/38	9/23 at 100.00	BBB–	1,505,244
2,675	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Refunding Series 2012AN, 5.000%, 6/15/21	No Opt. Call	AA	3,152,461
10,750	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	AA	11,734,593
1,195	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB	1,226,106
2,400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 5.000%, 11/01/35	11/21 at 100.00	A–	2,499,720
3,225	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	3,388,443
6,220	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	AA–	6,594,320
1,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2011A, 5.250%, 5/01/41	5/21 at 100.00	A	1,601,730
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2012-KK1, 5.375%, 5/01/42	5/22 at 100.00	BBB	1,029,530
320	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012, 4.000%, 5/01/32	11/22 at 100.00	BBB+	297,386
8,370	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	AA–	9,057,847
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2012, 5.000%, 4/01/42	4/22 at 100.00	Aa3	2,117,140
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	A+	2,107,860
760	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	800,979
4,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA+	4,175,960
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
1,030	4.000%, 11/01/39	11/22 at 100.00	A3	982,878
4,300	5.000%, 11/01/42	11/22 at 100.00	A3	4,514,054
1,540	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38	No Opt. Call	A–	1,625,224
1,585	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, York College Project, Series 2005EE1, 5.250%, 11/01/27 – SYNCORA GTY Insured	11/15 at 100.00	A	1,682,557
1,000	Pennsylvania Higher Educational Facilities Authority, University of the Sciences in Philadelphia Revenue Bonds, Series 2005, 4.750%, 11/01/33 – SYNCORA GTY Insured	5/15 at 100.00	A3	1,019,430
6,500	Pennsylvania State University, General Revenue Bonds, Series 2005, 5.000%, 9/01/29 (UB)	9/15 at 100.00	AA	6,851,390
3,005	Pennsylvania State University, General Revenue Bonds, Series 2010, 5.000%, 3/01/35	3/20 at 100.00	AA	3,354,091
10,600	Pennsylvania State University, General Revenue Bonds, Series 2007A, 4.500%, 8/15/36 (UB)	8/16 at 100.00	AA	10,861,290
1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/15 at 100.00	N/R	592,280
1,360	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	1,461,184
4,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43	6/20 at 100.00	BB–	4,562,820
500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33	5/16 at 100.00	BB+	502,000

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$5,000	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton County Area Community College, Series 2011, 5.500%, 3/01/31	3/21 at 100.00	A1	$5,508,800
1,100	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	1,152,492
136,915	Total Education and Civic Organizations			143,453,156
	Health Care – 29.3% (19.5% of Total Investments)
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A:
2,300	5.000%, 4/01/25	4/15 at 100.00	Ba3	2,114,965
4,160	5.125%, 4/01/35	4/15 at 100.00	Ba3	3,563,581
	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012:
4,010	5.000%, 5/15/26	5/21 at 100.00	A+	4,387,100
1,910	5.000%, 5/15/27	5/21 at 100.00	A+	2,068,205
2,000	5.000%, 5/15/28	5/21 at 100.00	A+	2,148,940
3,300	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Series 2012A, 4.500%, 11/01/41	5/22 at 100.00	AA	3,325,377
4,000	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Series 2011, 5.375%, 12/01/41	12/21 at 100.00	AA–	4,418,640
4,100	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2011, 7.000%, 11/15/46	11/21 at 100.00	A–	4,840,583
1,595	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	1,670,667
3,400	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	3,477,010
1,500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB	1,581,120
3,000	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Ba2	3,100,980
850	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	875,568
6,840	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	7,166,336
500	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006, 5.900%, 7/01/40	7/16 at 100.00	N/R	501,955
1,370	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 6.000%, 6/01/39	6/23 at 100.00	Baa3	1,498,287
3,385	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Tender Option Bond 4234, 13.789%, 1/01/36 (IF)	1/22 at 100.00	AA–	3,956,422
3,775	Lancaster County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Lancaster General Hospital Project, Series 2007A, 5.000%, 3/15/26	3/17 at 100.00	AA–	4,102,708
	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002:
250	5.800%, 11/15/22	7/14 at 100.00	B+	250,010
9,040	5.900%, 11/15/28	7/14 at 100.00	B+	9,040,814
7,660	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA	7,995,968
3,760	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43	No Opt. Call	A+	3,508,193
	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007:
9,850	5.000%, 11/01/30 – AGC Insured	11/17 at 100.00	AA	10,824,362
2,180	5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AA	2,338,966

Nuveen Investments	69

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$4,600	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	No Opt. Call	A	$4,517,338
	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A:
6,000	5.500%, 7/01/28	7/19 at 100.00	A–	6,367,260
2,700	5.750%, 7/01/39	7/19 at 100.00	A–	2,837,430
	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A:
365	4.000%, 1/01/25	1/22 at 100.00	A	374,446
3,000	5.000%, 1/01/41	1/22 at 100.00	A	3,070,770
1,660	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	1,695,773
3,730	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A	3,988,079
1,120	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	1,227,397
925	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41	4/22 at 100.00	AA	983,673
	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A:
1,235	5.250%, 8/15/23	8/18 at 100.00	A3	1,332,380
2,000	5.500%, 8/15/35	8/18 at 100.00	A3	2,077,920
4,205	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	4,712,501
4,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of Pittsburgh Medical Center Health System, Series 2013A, 5.000%, 7/01/43	7/23 at 100.00	Aa3	4,255,320
3,100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	AA–	3,326,920
7,165	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	7,462,133
2,440	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.779%, 7/01/19 (IF)	No Opt. Call	AA	2,945,470
4,650	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BB+	4,474,974
640	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40	11/20 at 100.00	Aa2	670,317
1,613	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.500%, 7/01/29	7/20 at 100.00	BBB+	1,733,991
	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
500	5.000%, 12/01/25 – RAAI Insured	12/15 at 100.00	BBB–	506,455
1,000	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	BBB–	1,008,930
700	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	703,675
1,415	5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB–	1,419,641
	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011:
3,130	6.875%, 8/01/31	8/21 at 100.00	BBB+	3,657,092
2,500	7.000%, 8/01/41	8/21 at 100.00	BBB+	2,908,075
1,500	Washington County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Washington Hospital Project, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB+	1,597,515
	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011:
325	6.250%, 1/01/31	1/21 at 100.00	BBB+	361,585
4,555	6.500%, 1/01/36	1/21 at 100.00	BBB+	5,077,276

70	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B:
$1,500	5.625%, 1/01/32	1/22 at 100.00	BBB+	$1,613,355
1,970	5.750%, 1/01/41	1/22 at 100.00	BBB+	2,113,554
575	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	601,703
159,553	Total Health Care			168,379,705
	Housing/Multifamily – 3.6% (2.4% of Total Investments)
160	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A, 5.000%, 8/01/45	8/23 at 100.00	Baa3	153,640
1,300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	1,331,551
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A:
1,000	5.000%, 7/01/27	7/22 at 100.00	BBB+	1,075,200
750	5.000%, 7/01/32	7/22 at 100.00	BBB+	779,250
370	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	No Opt. Call	BBB–	370,488
5,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/39 – SYNCORA GTY Insured	7/17 at 100.00	BBB	5,013,450
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A:
2,035	5.000%, 7/01/19 – SYNCORA GTY Insured	7/15 at 100.00	BBB	2,104,088
8,025	5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB	8,045,705
1,760	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	1,760,106
20,400	Total Housing/Multifamily			20,633,478
	Housing/Single Family – 4.3% (2.8% of Total Investments)
1,455	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96B, 3.950%, 4/01/16	No Opt. Call	AA+	1,533,686
1,355	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,375,488
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A:
1,115	4.850%, 10/01/31 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,129,172
1,365	4.850%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,382,346
595	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2011-112, 5.000%, 10/01/25	10/20 at 100.00	AA+	623,399
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
5,195	3.300%, 10/01/32	No Opt. Call	AA+	4,791,245
2,265	3.650%, 10/01/37	No Opt. Call	AA+	2,094,083
3,070	3.700%, 10/01/42	No Opt. Call	AA+	2,785,810
2,455	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A 4.600%, 10/01/27 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	2,492,120
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 3950:
4,150	12.541%, 4/01/27 (IF) (4)	4/21 at 100.00	AA+	4,774,368
600	10.656%, 4/01/33 (IF) (4)	10/22 at 100.00	AA+	573,702
1,050	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 4296, 14.518%, 4/01/29 (Alternative Minimum Tax) (IF) (4)	10/22 at 100.00	AA+	1,000,839
24,670	Total Housing/Single Family			24,556,258

Nuveen Investments	71

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 1.2% (0.8% of Total Investments)
$750	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	BB–	$786,383
	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A:
2,495	5.000%, 11/01/23 (Alternative Minimum Tax)	11/22 at 100.00	A1	2,810,792
545	5.000%, 11/01/27 (Alternative Minimum Tax)	11/22 at 100.00	A1	591,516
2,000	5.000%, 11/01/41 (Alternative Minimum Tax)	11/22 at 100.00	A1	2,083,640
875	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15)	No Opt. Call	A–	891,415
6,665	Total Industrials			7,163,746
	Long-Term Care – 6.7% (4.5% of Total Investments)
	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
470	5.750%, 1/01/27	1/17 at 100.00	N/R	475,626
760	5.750%, 1/01/37	1/17 at 100.00	N/R	760,023
5,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	BBB+	5,386,150
6,755	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	BBB+	6,826,806
2,030	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	2,128,191
	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006:
1,550	5.000%, 11/01/26	11/16 at 100.00	A	1,643,248
1,565	5.000%, 11/01/31	11/16 at 100.00	A	1,602,294
1,050	5.000%, 11/01/36	11/16 at 100.00	A	1,068,008
530	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc., Series 2012, 5.000%, 4/01/33	4/22 at 100.00	BB+	512,356
370	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	385,536
	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
1,000	5.375%, 5/01/28	5/23 at 100.00	BBB	1,045,350
1,665	5.750%, 5/01/35	5/23 at 100.00	BBB	1,758,340
1,500	Langhorne Manor Boro Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Woods Services Project, Series 2013, 4.000%, 11/15/38	11/18 at 100.00	A–	1,387,125
1,570	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	1,575,024
2,115	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, ACTS Retirement-Life Communities, Inc., Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A–	2,259,751
	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Dr. Gertrude A. Barber Center Inc., Series 2000:
1,000	6.150%, 12/01/20 – RAAI Insured	8/14 at 100.00	BBB–	1,002,310
2,000	5.900%, 12/01/30 – RAAI Insured	6/14 at 100.00	BBB–	2,001,600
930	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A, 5.250%, 6/01/28	6/14 at 100.00	N/R	930,205
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B:
1,420	5.250%, 7/01/23 – AMBAC Insured	7/14 at 100.00	BBB	1,424,416
1,500	5.250%, 7/01/26 – AMBAC Insured	7/14 at 100.00	BBB	1,501,155
2,875	5.250%, 7/01/31 – AMBAC Insured	7/14 at 100.00	BBB	2,876,236
37,655	Total Long-Term Care			38,549,750

72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Materials – 1.9% (1.3% of Total Investments)
$2,940	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	$3,060,275
7,750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/14 at 100.00	N/R	7,750,620
10,690	Total Materials			10,810,895
	Tax Obligation/General – 28.8% (19.1% of Total Investments)
3,930	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	AA–	4,315,061
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72:
2,780	5.250%, 12/01/32	12/23 at 100.00	AA–	3,107,150
2,000	5.250%, 12/01/33	12/23 at 100.00	AA–	2,223,460
5,100	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/37	12/22 at 100.00	AA–	5,450,166
6,025	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 8/01/29	8/19 at 100.00	Aa2	6,953,874
3,000	Bristol Township School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2013, 5.250%, 6/01/43	6/23 at 100.00	Aa3	3,267,720
	Centre County, Pennsylvania, General Obligation Bonds, Series 2012B:
310	4.000%, 7/01/24	7/20 at 100.00	AA	333,120
1,430	4.000%, 7/01/25	7/20 at 100.00	AA	1,523,665
915	4.000%, 7/01/26	7/20 at 100.00	AA	967,759
10,000	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17 (UB)	No Opt. Call	A+	11,338,700
7,350	Erie City School District, Erie County, Pennsylvania, General Obligation Bonds, Series 2000, 0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	N/R	3,564,162
6,680	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2012, 4.000%, 10/15/32	10/22 at 100.00	Aa3	6,800,708
1,050	Hampton Township School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2011A, 4.000%, 11/15/18	No Opt. Call	AA–	1,173,659
1,875	Heidelberg, Lebanon County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2011, 5.125%, 12/01/46	12/16 at 100.00	AA–	1,914,619
2,000	Hempfield School District, Lancaster County, Pennsylvania, General Obligation Bonds, Series 2011A, 4.000%, 10/15/15	No Opt. Call	Aa2	2,108,040
260	Lower Merion School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2007, 5.000%, 9/01/23	9/17 at 100.00	Aaa	294,265
1,260	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2003C, 5.250%, 12/15/16 – FGIC Insured	No Opt. Call	Baa1	1,360,309
2,000	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 – AGM Insured	6/18 at 100.00	AA	2,077,400
2,115	Owen J. Roberts School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 5/15/24 – AGM Insured	5/16 at 100.00	Aa2	2,301,670
2,620	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/30 – AGM Insured	1/24 at 100.00	AA	3,040,746
5,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 5.000%, 6/01/33 – AGM Insured (UB)	12/16 at 100.00	AA	5,307,800
9,665	Pennsylvania State, General Obligation Bonds, Series 2007, Residuals 1986, 12.779%, 3/01/15 (IF)	No Opt. Call	AA	12,337,566
3,925	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	AA–	4,289,162
1,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011C, 5.000%, 9/01/14	No Opt. Call	Aa3	1,015,330
1,555	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011D, 4.000%, 9/01/15	No Opt. Call	Aa3	1,624,415

Nuveen Investments	73

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$3,345	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A+	$3,790,487
9,700	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA	10,092,074
	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Refunding Bonds, Series 2002A:
3,000	5.500%, 9/01/14 – AGM Insured	No Opt. Call	AA	3,053,640
3,000	5.500%, 9/01/15 – AGM Insured	No Opt. Call	AA	3,205,110
	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
2,590	5.000%, 9/01/25	9/22 at 100.00	A+	2,952,678
6,790	5.000%, 9/01/26	9/22 at 100.00	A+	7,668,015
2,925	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AA	3,223,058
3,705	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa2	3,220,127
1,635	Radnor Township, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/37	11/22 at 100.00	Aa1	1,646,151
11,440	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 – FGIC Insured	No Opt. Call	AA–	5,575,742
1,070	Schuylkill Valley School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2006A, 5.000%, 4/01/22 – FGIC Insured	4/16 at 100.00	Aa3	1,154,295
1,365	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	1,326,998
1,370	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	1,265,510
21,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.500%, 6/01/28 – AGM Insured (UB) (4)	No Opt. Call	AA	24,676,890
3,600	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	3,798,648
160,380	Total Tax Obligation/General			165,339,949
	Tax Obligation/Limited – 13.5% (9.0% of Total Investments)
2,000	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	7/15 at 101.00	N/R	2,055,660
1,475	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	1,492,951
300	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2013B, 4.000%, 6/01/15	No Opt. Call	AA–	312,132
1,500	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009C, 5.125%, 10/01/36 – AGC Insured	10/19 at 100.00	AA	1,662,735
1,950	Erie County Convention Center Authority, Pennsylvania, Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 – FGIC Insured	1/15 at 100.00	AA	1,961,135
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,670	5.250%, 1/01/36	1/22 at 100.00	A	1,735,548
655	5.125%, 1/01/42	1/22 at 100.00	A	674,198
	Harrisburg Redevelopment Authority, Dauphin County, Pennsylvania, Guaranteed Revenue Bonds, Series 1998B:
1,750	0.000%, 5/01/22 – AGM Insured	5/16 at 75.56	AA	1,111,338
2,750	0.000%, 11/01/22 – AGM Insured	5/16 at 73.64	AA	1,697,520
2,750	0.000%, 5/01/23 – AGM Insured	5/16 at 71.71	AA	1,642,850
1,760	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	1,768,835
	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A:
2,000	5.000%, 7/01/15	No Opt. Call	Aaa	2,114,620
9,100	5.000%, 7/01/16	No Opt. Call	Aaa	10,023,104

74	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
$1,755	0.000%, 12/01/34	12/20 at 100.00	AA	$1,770,181
3,900	5.000%, 12/01/38	12/19 at 100.00	AA	4,098,354
3,180	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2012A, 5.000%, 12/01/31	12/21 at 100.00	AA	3,447,883
7,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2013B-1, 5.250%, 12/01/43	12/23 at 100.00	AA	7,635,460
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A:
2,650	0.000%, 12/01/37	No Opt. Call	AA	1,875,405
4,000	0.000%, 12/01/44	No Opt. Call	AA	2,796,240
4,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA	4,236,560
5,125	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	5,628,070
2,200	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA	2,561,020
3,820	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/26 – AGC Insured	8/22 at 100.00	AA	4,261,477
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
4,225	5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	Ba2	3,809,598
565	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	AA–	523,122
7,360	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	BB+	1,254,218
1,680	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.500%, 8/01/44	8/19 at 100.00	A+	1,413,922
1,020	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	755,545
2,255	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.000%, 8/01/43	8/21 at 100.00	A+	1,535,362
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C:
3,610	0.000%, 8/01/38	No Opt. Call	AA–	640,270
1,820	0.000%, 8/01/39	No Opt. Call	AA–	299,845
435	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	448,163
480	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R	484,402
90,740	Total Tax Obligation/Limited			77,727,723
	Transportation – 10.4% (6.9% of Total Investments)
3,280	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	3,464,336
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,270	5.000%, 1/01/22	No Opt. Call	BBB	1,428,001
2,425	5.000%, 1/01/23	No Opt. Call	BBB	2,712,169
2,310	5.000%, 1/01/24	No Opt. Call	BBB	2,547,075
205	5.000%, 1/01/25	No Opt. Call	BBB	222,070
2,035	Lehigh-Northampton Airport Authority, Pennsylvania, Airport Revenue Bonds, Lehigh Valley Airport System, Series 2000A, 6.000%, 5/15/30 – NPFG Insured (Alternative Minimum Tax)	5/14 at 100.00	Baa1	2,035,733

Nuveen Investments	75

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$3,980	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured	1/24 at 100.00	AA	$4,264,928
12,100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	12,156,507
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A:
3,820	5.000%, 12/01/22 – AMBAC Insured	6/16 at 100.00	A+	4,063,334
6,700	5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	A+	7,139,989
2,450	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	2,547,216
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	2,215,120
9,100	Philadelphia Airport System, Pennsylvania, Revenue Bonds, Series 2005A, 4.750%, 6/15/35 – NPFG Insured (Alternative Minimum Tax)	6/15 at 100.00	AA–	9,136,673
2,000	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	AA–	2,044,440
2,250	Scranton Parking Authority, Pennsylvania , Guaranteed Revenue Bonds, Series 2007, 5.250%, 6/01/39 – RAAI Insured	6/17 at 100.00	N/R	1,780,830
2,080	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	7/14 at 100.00	AA–	1,945,112
58,005	Total Transportation			59,703,533
	U.S. Guaranteed – 7.3% (4.9% of Total Investments) (5)
565	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16 (ETM)	No Opt. Call	N/R (5)	595,069
6,325	Hazleton Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2004, 5.125%, 3/01/28 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	A1 (5)	6,429,995
2,750	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	A (5)	2,824,305
330	Pennsylvania Higher Educational Facilities Authority, College Revenue Bonds, Ninth Series 1976, 7.625%, 7/01/15 (ETM)	No Opt. Call	Aaa	344,989
5,060	Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%, 10/01/18 (Pre-refunded 10/01/16)	10/16 at 100.00	AA (5)	5,626,315
1,500	Pennsylvania, General Obligation Bonds, Second Series 2005, 5.000%, 1/01/18 (Pre-refunded 1/01/16)	1/16 at 100.00	AA (5)	1,618,755
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
1,550	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (5)	1,730,699
1,650	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (5)	1,847,802
545	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	646,784
2,995	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Presbyterian Medical Center of Philadelphia, Series 1993, 6.650%, 12/01/19 (ETM)	No Opt. Call	AA+ (5)	3,532,033
4,150	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2005A, 5.000%, 7/01/23 (Pre-refunded 7/01/15) – AGM Insured	7/15 at 100.00	AA (5)	4,384,309
1,970	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	Baa1 (5)	2,388,369
2,370	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	Aa2 (5)	2,437,024

76	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$1,545	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Montgomery County Community College, Series 2005, 5.000%, 5/01/18 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	A1 (5)	$1,619,917
2,260	Warrington Township Municipal Authority, Bucks County, Pennsylvania, Water and Sewer Revenue Bonds, Series 1991, 7.100%, 12/01/21 (Pre-refunded 11/15/15) – FGIC Insured	11/15 at 100.00	N/R (5)	2,470,180
2,040	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14 (ETM)	No Opt. Call	Aaa	2,123,008
1,400	Woodland Hills School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2005D, 5.000%, 9/01/17 (Pre-refunded 9/01/15) – AGM Insured	9/15 at 100.00	AA (5)	1,489,768
39,005	Total U.S. Guaranteed			42,109,321
	Utilities – 6.8% (4.5% of Total Investments)
7,500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BBB–	7,498,425
3,580	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	2/15 at 100.00	AA–	3,607,208
4,000	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A1	4,397,280
4,500	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	4,781,340
1,685	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA	1,707,764
3,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – AGM Insured	7/14 at 100.00	AA	3,009,840
12,885	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	BBB+	14,018,493
37,150	Total Utilities			39,020,350
	Water and Sewer – 11.1% (7.4% of Total Investments)
	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2005A:
4,000	5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	AA–	4,265,720
2,120	5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	AA–	2,255,256
545	5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	AA–	574,719
5,205	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004, 5.000%, 11/15/20 – AGM Insured	11/14 at 100.00	AA	5,321,072
	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 4015:
1,665	13.351%, 12/01/19 (IF) (4)	No Opt. Call	AA	2,218,796
825	13.338%, 12/01/19 (IF) (4)	No Opt. Call	AA	1,062,625
5,200	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA	5,228,444
	Lehigh County Authority, Pennsylvania, Water and Sewer Capital Appreciation Revenue Bonds, City of Allentown Concession, Series 2013B:
7,295	0.000%, 12/01/34	No Opt. Call	A	2,540,557
4,420	0.000%, 12/01/35	No Opt. Call	A	1,425,980
12,500	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, City of Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	13,292,375
1,100	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	1,131,581
4,575	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2005A, 5.000%, 7/01/28 – AGM Insured	7/15 at 100.00	AA	4,772,960
6,560	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	6,926,573
2,500	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2013A, 5.125%, 1/01/43	1/22 at 100.00	A1	2,681,475

Nuveen Investments	77

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$5,000	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System First Lien Revenue Refunding Bonds, Series 2013B, 5.250%, 9/01/40	9/23 at 100.00	A	$5,468,400
2,000	Unity Township Municipal Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/34 – AGM Insured	12/14 at 100.00	AA	2,046,670
1,930	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds, Tender Option Bond Trust 1171, 17.293%, 8/15/37 (IF) (4)	8/23 at 100.00	A+	2,420,701
67,440	Total Water and Sewer			63,633,904
$851,268	Total Long-Term Investments (cost $824,101,868)			863,435,128
	Floating Rate Obligations – (6.5)%			(37,170,000)
	MuniFund Term Preferred Shares, at Liquidation value – (8.3)% (6)			(47,740,000)
	Variable Rate Demand Preferred Shares, at Liquidation value – (37.9)% (7)			(217,500,000)
	Other Assets Less Liabilities – 2.4%			13,533,067
	Net Assets Applicable to Common Shares – 100%			$574,558,195

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares, at liquidation value as a percentage of Total Investments is 5.5%.
(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 25.2%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

78	Nuveen Investments

NPN
Nuveen Pennsylvania Municipal Value Fund
	Portfolio of Investments	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 98.4% (100.0% of Total Investments)
	Consumer Staples – 3.6% (3.7% of Total Investments)
$650	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	$700,057
	Education and Civic Organizations – 14.3% (14.6% of Total Investments)
400	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2013, 5.000%, 3/01/21	No Opt. Call	AA–	477,224
675	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.000%, 10/01/30	10/18 at 100.00	BBB	707,292
500	Lehigh County General Purpose Authority, Pennsylvania, College Revenue Bonds, Muhlenberg College Project, Series 2009, 5.250%, 2/01/39	2/19 at 100.00	A+	526,445
450	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 5.000%, 4/01/36 – RAAI Insured	4/16 at 100.00	BBB	450,837
35	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family University, Series 2013A, 6.500%, 9/01/38	9/23 at 100.00	BBB–	35,961
120	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB	123,124
20	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	21,078
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
35	4.000%, 11/01/39	11/22 at 100.00	A3	33,399
60	5.000%, 11/01/42	11/22 at 100.00	A3	62,987
75	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38	No Opt. Call	A–	79,151
50	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	53,720
100	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43	6/20 at 100.00	BB–	101,396
100	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	104,772
2,620	Total Education and Civic Organizations			2,777,386
	Health Care – 23.3% (23.6% of Total Investments)
650	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.500%, 8/15/34	8/19 at 100.00	Aa3	735,274
35	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	35,793
600	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2009A, 5.250%, 6/01/39	6/19 at 100.00	AA	641,736
100	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	105,622
100	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	A–	105,090

Nuveen Investments	79

NPN	Nuveen Pennsylvania Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$500	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	$560,345
100	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BB+	96,236
1,200	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005, 5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	1,206,299
720	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	Aa2	807,768
100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.250%, 1/01/31	1/21 at 100.00	BBB+	111,257
100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	BBB+	107,287
4,205	Total Health Care			4,512,707
	Housing/Multifamily – 4.6% (4.7% of Total Investments)
15	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A, 5.000%, 8/01/45	8/23 at 100.00	Baa3	14,404
50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	51,214
800	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Eva P. Mithcell Residence Project, Series 2009, 5.100%, 10/20/44	10/19 at 100.00	Aa1	835,855
865	Total Housing/Multifamily			901,473
	Housing/Single Family – 0.9% (1.0% of Total Investments)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
55	3.300%, 10/01/32	No Opt. Call	AA+	50,725
25	3.650%, 10/01/37	No Opt. Call	AA+	23,114
40	3.700%, 10/01/42	No Opt. Call	AA+	36,297
25	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 3950, 10.656%, 4/01/33 (IF) (4)	10/22 at 100.00	AA+	23,904
50	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 4296, 14.518%, 4/01/29 (Alternative Minimum Tax) (IF) (4)	10/22 at 100.00	AA+	47,659
195	Total Housing/Single Family			181,699
	Long-Term Care – 4.6% (4.7% of Total Investments)
55	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013, 5.750%, 5/01/35	5/23 at 100.00	BBB	58,083
750	Montgomery County Industrial Development Authority, Pennsylvania, Retirement Communities Revenue Bonds, ACTS Retirement – Life Communities, Inc. Obligated Group, Series 2009A-1. $16,990,000 Gainesville and Hall County Development Authority (Georgia), 6.250%, 11/15/29	11/19 at 100.00	A–	842,624
805	Total Long-Term Care			900,707
	Tax Obligation/General – 9.0% (9.1% of Total Investments)
220	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72, 5.250%, 12/01/32	12/23 at 100.00	AA–	245,890
700	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.100%, 8/01/33	8/19 at 100.00	Aa2	793,870
150	Deer Lakes School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011A, 3.000%, 10/01/14 – AGM Insured	No Opt. Call	A1	151,620
390	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A+	440,431

80	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$70	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa2	$60,839
25	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	24,304
25	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	23,093
1,580	Total Tax Obligation/General			1,740,047
	Tax Obligation/Limited – 15.4% (15.7% of Total Investments)
25	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	25,304
240	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	249,420
550	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	596,734
105	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	105,527
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
580	0.000%, 12/01/34	12/20 at 100.00	AA	585,017
100	5.000%, 12/01/38	12/19 at 100.00	AA	105,086
100	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A, 0.000%, 12/01/37	No Opt. Call	AA	70,770
750	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34	4/19 at 100.00	A+	833,212
865	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	AA–	62,142
350	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 3.000%, 6/01/15	No Opt. Call	A+	359,860
3,665	Total Tax Obligation/Limited			2,993,072
	Transportation – 2.4% (2.4% of Total Investments)
240	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	253,488
140	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured	1/24 at 100.00	AA	150,023
50	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	51,984
430	Total Transportation			455,495
	U.S. Guaranteed – 7.1% (7.2% of Total Investments) (5)
5	Allegheny County Hospital Development Authority, Pennsylvania, Hospital Revenue Bonds, Allegheny Valley Hospital-Sublessee, Series 1982Q, 7.000%, 8/01/15 (ETM)	No Opt. Call	AA+ (5)	5,249
1,075	Harrisburg Parking Authority, Dauphin County, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2007R, 4.250%, 5/15/21 (Pre-refunded 11/15/16) – SYNCORA GTY Insured	11/16 at 100.00	N/R (5)	1,175,039
200	Hazleton Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2004, 5.125%, 3/01/28 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	A1 (5)	203,320
1,280	Total U.S. Guaranteed			1,383,608
	Utilities – 4.0% (4.0% of Total Investments)
750	Chester County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania Inc. Project, Series 2007A, 5.000%, 2/01/40 – FGIC Insured (Alternative Minimum Tax)	2/17 at 100.00	AA–	766,275

Nuveen Investments	81

NPN	Nuveen Pennsylvania Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 9.2% (9.3% of Total Investments)
$175	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 4015, 13.338%, 12/01/19 (IF) (4)	No Opt. Call	AA	$225,405
200	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, City of Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	212,678
	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A:
750	5.250%, 1/01/32	1/19 at 100.00	A1	805,553
500	5.250%, 1/01/36	1/19 at 100.00	A1	532,375
1,625	Total Water and Sewer			1,776,011
$18,670	Total Long-Term Investments (cost $17,166,154)			19,088,537
	Other Assets Less Liabilities – 1.6%			312,277
	Net Assets Applicable to Common Shares – 100%			$19,400,814

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

82	Nuveen Investments

Statement of
Assets and Liabilities
April 30, 2014

	New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend
	Quality		Income		Advantage		Advantage 2
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)
Assets
Long-term investments, at value (cost $422,935,913, $256,522,943, $134,745,214 and $96,753,435, respectively)	$442,947,217		$268,780,631		$142,707,484		$100,476,800
Cash	3,757,246		1,704,066		645,299		757,343
Receivable for:
Interest	7,066,323		4,165,599		2,062,095		1,588,410
Investments sold	154,039		337,244		10,898		10,898
Deferred offering costs	895,282		632,355		228,450		210,950
Other assets	176,145		110,734		38,619		10,643
Total assets	454,996,252		275,730,629		145,692,845		103,055,044
Liabilities
Floating rate obligations	—		—		—		—
Payable for:
Common share dividends	1,205,622		753,182		377,133		252,690
Interest	—		—		—		58,415
Investments purchased	51,053		—		—		—
Offering costs	77,462		82,644		—		—
MuniFund Term Preferred (“MTP”) Shares, at liquidation value	—		—		—		35,050,000
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	144,300,000		88,600,000		45,000,000		—
Accrued expenses:
Management fees	230,297		140,972		75,774		53,276
Directors/Trustees fees	56,416		33,882		1,255		887
Reorganization	—		—		—		—
Shelf offering costs	38,390		31,866		—		—
Other	95,415		67,524		58,064		43,584
Total liabilities	146,054,655		89,710,070		45,512,226		35,458,852
Net assets applicable to common shares	$308,941,597		$186,020,559		$100,180,619		$67,596,192
Common shares outstanding	20,490,335		12,083,027		6,555,388		4,516,814
Net asset value (“NAV”) per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$15.08		$15.40		$15.28		$14.97
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$204,903		$120,830		$65,554		$45,168
Paid-in surplus	288,946,574		172,299,253		92,297,652		63,532,115
Undistributed (Over-distribution of) net investment income	3,362,834		2,222,759		773,618		537,810
Accumulated net realized gain (loss)	(3,584,018)		(879,971)		(918,475)		(242,266)
Net unrealized appreciation (depreciation)	20,011,304		12,257,688		7,962,270		3,723,365
Net assets applicable to common shares	$308,941,597		$186,020,559		$100,180,619		$67,596,192
Authorized shares:
Common	200,000,000		200,000,000		Unlimited		Unlimited
Preferred	1,000,000		1,000,000		Unlimited		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	83

Statement of Assets and Liabilities (continued)

	New Jersey		Pennsylvania		Pennsylvania
	Municipal		Investment		Municipal
	Value		Quality		Value
	(NJV	)	(NQP	)	(NPN	)
Assets
Long-term investments, at value (cost $23,407,215, $824,101,868 and $17,166,154, respectively)	$26,297,668		$863,435,128		$19,088,537
Cash	212,958		1,047,121		131,544
Receivable for:
Interest	377,147		13,244,983		276,432
Investments sold	—		2,402,969		—
Deferred offering costs	—		1,464,640		—
Other assets	241		292,510		194
Total assets	26,888,014		881,887,351		19,496,707
Liabilities
Floating rate obligations	1,500,000		37,170,000		—
Payable for:
Common share dividends	76,437		2,485,426		60,415
Interest	—		84,567		—
Investments purchased	—		—		—
Offering costs	—		530,396		—
MuniFund Term Preferred (“MTP”) Shares, at liquidation value	—		47,740,000		—
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—		217,500,000		—
Accrued expenses:
Management fees	12,670		419,599		9,244
Directors/Trustees fees	208		88,213		160
Reorganization	—		1,071,757		—
Shelf offering costs	—		—		—
Other	26,580		239,198		26,074
Total liabilities	1,615,895		307,329,156		95,893
Net assets applicable to common shares	$25,272,119		$574,558,195		$19,400,814
Common shares outstanding	1,565,036		37,880,341		1,219,352
Net asset value (“NAV”) per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$16.15		$15.17		$15.91
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$15,650		$378,803		$12,194
Paid-in surplus	22,357,405		538,045,897		17,438,188
Undistributed (Over-distribution of) net investment income	99,098		1,468,281		107,510
Accumulated net realized gain (loss)	(90,487)		(4,668,046)		(79,461)
Net unrealized appreciation (depreciation)	2,890,453		39,333,260		1,922,383
Net assets applicable to common shares	$25,272,119		$574,558,195		$19,400,814
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Preferred	N/A		Unlimited		N/A

N/A – Fund is not authorized to issue Preferred Shares.

See accompanying notes to financial statements.

84	Nuveen Investments

Statement of
Operations
Year Ended April 30, 2014

	New Jersey	New Jersey	New Jersey	New Jersey
	Investment	Premium	Dividend	Dividend
	Quality	Income	Advantage	Advantage 2
	(NQJ )	(NNJ )	(NXJ )	(NUJ )
Investment Income	$21,337,301	$13,116,793	$6,655,411	$4,733,701
Expenses
Management fees	2,748,522	1,687,136	903,256	633,023
Shareholder servicing agent fees and expenses	26,555	16,704	11,963	17,637
Interest expense and amortization of offering costs	242,214	150,650	629,067	849,667
Liquidity fees	1,341,098	823,433	280,723	—
Remarketing fees	146,303	89,830	30,625	—
Custodian fees and expenses	74,381	51,036	33,843	27,444
Directors/Trustees fees and expenses	12,712	7,721	4,026	2,827
Professional fees	91,407	80,695	35,187	30,844
Shareholder reporting expenses	23,443	19,472	9,101	12,867
Stock exchange listing fees	8,679	8,723	10,916	15,587
Investor relations expenses	18,048	10,919	6,853	4,307
Reorganization expenses	—	—	—	—
Other expenses	53,302	48,654	41,657	37,685
Total expenses	4,786,664	2,994,973	1,997,217	1,631,888
Net investment income (loss)	16,550,637	10,121,820	4,658,194	3,101,813
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(2,291,752)	(346,040)	(202,790)	21,349
Change in net unrealized appreciation (depreciation) of investments	(13,438,687)	(10,448,450)	(5,498,875)	(3,397,776)
Net realized and unrealized gain (loss)	(15,730,439)	(10,794,490)	(5,701,665)	(3,376,427)
Net increase (decrease) in net assets applicable to common shares from operations	$820,198	$(672,670)	$(1,043,471)	$(274,614)

See accompanying notes to financial statements.

Nuveen Investments	85

Statement of Operations (continued)

	New Jersey	Pennsylvania	Pennsylvania
	Municipal	Investment	Municipal
	Value	Quality	Value
	(NJV )	(NQP )	(NPN )
Investment Income	$1,238,694	$21,998,055	$974,000
Expenses
Management fees	152,069	2,788,093	110,666
Shareholder servicing agent fees and expenses	230	31,518	171
Interest expense and amortization of offering costs	10,281	683,120	—
Liquidity fees	—	1,259,438	—
Remarketing fees	—	137,396	—
Custodian fees and expenses	12,268	73,904	9,820
Directors/Trustees fees and expenses	688	12,922	527
Professional fees	23,037	61,565	22,594
Shareholder reporting expenses	9,790	116,513	10,115
Stock exchange listing fees	203	21,669	158
Investor relations expenses	1,300	25,925	999
Reorganization expenses	—	455,000	—
Other expenses	7,420	55,716	6,950
Total expenses	217,286	5,722,779	162,000
Net investment income (loss)	1,021,408	16,275,276	812,000
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(102,599)	(477,117)	(80,435)
Change in net unrealized appreciation (depreciation) of investments	(924,603)	(3,570,300)	(601,307)
Net realized and unrealized gain (loss)	(1,027,202)	(4,047,417)	(681,742)
Net increase (decrease) in net assets applicable to common shares from operations	$(5,794)	$12,227,859	$130,258

See accompanying notes to financial statements.

86	Nuveen Investments

Statement of
Changes in Net Assets

	New Jersey Investment Quality (NQJ)		New Jersey Premium Income (NNJ)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	4/30/14	4/30/13	4/30/14	4/30/13
Operations
Net investment income (loss)	$16,550,637	$15,951,615	$10,121,820	$9,705,494
Net realized gain (loss) from investments	(2,291,752)	1,028,392	(346,040)	584,789
Change in net unrealized appreciation (depreciation) of investments	(13,438,687)	10,937,098	(10,448,450)	5,446,434
Net increase (decrease) in net assets applicable to common shares from operations	820,198	27,917,105	(672,670)	15,736,717
Distributions to Common Shareholders
From net investment income	(16,478,330)	(16,974,690)	(10,295,947)	(10,407,066)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(16,478,330)	(16,974,690)	(10,295,947)	(10,407,066)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	575,768	—	659,462
Repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	575,768	—	659,462
Net increase (decrease) in net assets applicable to common shares	(15,658,132)	11,518,183	(10,968,617)	5,989,113
Net assets applicable to common shares at the beginning of period	324,599,729	313,081,546	196,989,176	191,000,063
Net assets applicable to common shares at the end of period	$308,941,597	$324,599,729	$186,020,559	$196,989,176
Undistributed (Over-distribution of) net investment income at the end of period	$3,362,834	$3,303,600	$2,222,759	$2,401,543

See accompanying notes to financial statements.

Nuveen Investments	87

Statement of Changes in Net Assets (continued)

	New Jersey Dividend Advantage (NXJ)		New Jersey Dividend Advantage 2 (NUJ)		New Jersey Municipal Value (NJV)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	4/30/14	4/30/13	4/30/14	4/30/13	4/30/14	4/30/13
Operations
Net investment income (loss)	$4,658,194	$4,113,689	$3,101,813	$3,065,004	$1,021,408	$1,045,864
Net realized gain (loss) from investments	(202,790)	232,718	21,349	377,218	(102,599)	374,231
Change in net unrealized appreciation (depreciation) of investments	(5,498,875)	5,860,118	(3,397,776)	2,200,083	(924,603)	583,344
Net increase (decrease) in net assets applicable to common shares from operations	(1,043,471)	10,206,525	(274,614)	5,642,305	(5,794)	2,003,439
Distributions to Common Shareholders
From net investment income	(4,477,680)	(4,904,711)	(3,085,337)	(3,523,283)	(992,545)	(1,047,328)
From accumulated net realized gains	—	—	—	—	(303,304)	(395,298)
Decrease in net assets applicable to common shares from distributions to common shareholders	(4,477,680)	(4,904,711)	(3,085,337)	(3,523,283)	(1,295,849)	(1,442,626)
Capital Share Transactions
Common shares:
Issued in Reorganizations	—	—	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	12,510	—	48,492	—	56,345
Repurchased and retired	(190,484)	—	(122,671)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(190,484)	12,510	(122,671)	48,492	—	56,345
Net increase (decrease) in net assets applicable to common shares	(5,711,635)	5,314,324	(3,482,622)	2,167,514	(1,301,643)	617,158
Net assets applicable to common shares at the beginning of period	105,892,254	100,577,930	71,078,814	68,911,300	26,573,762	25,956,604
Net assets applicable to common shares at the end of period	$100,180,619	$105,892,254	$67,596,192	$71,078,814	$25,272,119	$26,573,762
Undistributed (Over-distribution of) net investment income at the end of period	$773,618	$388,742	$537,810	$379,748	$99,098	$70,213

See accompanying notes to financial statements.

88	Nuveen Investments

	Pennsylvania Investment Quality (NQP)		Pennsylvania Municipal Value (NPN)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	4/30/14	4/30/13	4/30/14	4/30/13
Operations
Net investment income (loss)	$16,275,276	$12,949,583	$812,000	$830,900
Net realized gain (loss) from investments	(477,117)	666,639	(80,435)	67,438
Change in net unrealized appreciation (depreciation) of investments	(3,570,300)	7,906,461	(601,307)	385,887
Net increase (decrease) in net assets applicable to common shares from operations	12,227,859	21,522,683	130,258	1,284,225
Distributions to Common Shareholders
From net investment income	(17,907,404)	(14,620,276)	(775,508)	(775,508)
From accumulated net realized gains	—	—	(43,287)	(367,635)
Decrease in net assets applicable to common shares from distributions to common shareholders	(17,907,404)	(14,620,276)	(818,795)	(1,143,143)
Capital Share Transactions
Common shares:
Issued in Reorganizations(1)	319,256,565	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	355,820	—	—
Repurchased and retired	(214,043)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	319,042,522	355,820	—	—
Net increase (decrease) in net assets applicable to common shares	313,362,977	7,258,227	(688,537)	141,082
Net assets applicable to common shares at the beginning of period	261,195,218	253,936,991	20,089,351	19,948,269
Net assets applicable to common shares at the end of period	$574,558,195	$261,195,218	$19,400,814	$20,089,351
Undistributed (Over-distribution of) net investment income at the end of period	$1,468,281	$1,865,597	$107,510	$76,715

(1)	Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations and Note 8 – Fund Reorganizations for further details.

See accompanying notes to financial statements.

Nuveen Investments	89

Statement of
Cash Flows
Year Ended April 30, 2014

	New Jersey	New Jersey	New Jersey
	Investment	Premium	Dividend
	Quality	Income	Advantage
	(NQJ )	(NNJ )	(NXJ )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$820,198	$(672,670)	$(1,043,471)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(51,668,841)	(28,371,814)	(8,413,152)
Proceeds from sales and maturities of investments	51,626,744	28,189,318	9,288,470
Proceeds from (Purchases of) short-term investments, net	—	—	—
Amortization (Accretion) of premiums and discounts, net	536,660	221,161	(288,156)
Assets (Liabilities) acquired in the Reorganizations, net	—	—	—
(Increase) Decrease in:
Receivable for interest	(307,007)	(267,035)	(52,507)
Receivable for investments sold	3,925,505	1,419,819	283,866
Other assets	1,775	1,068	(27,632)
Increase (Decrease) in:
Payable for interest	—	—	(85,980)
Payable for investments purchased	(700,113)	(455,252)	(273,151)
Accrued management fees	(3,715)	(3,023)	(1,586)
Accrued Directors/Trustees fees	(1,493)	(929)	201
Accrued reorganization expenses	—	—	—
Accrued other expenses	(42,456)	(24,914)	(18,939)
Net realized (gain) loss from investments	2,291,752	346,040	202,790
Change in net unrealized (appreciation) depreciation of investments	13,438,687	10,448,450	5,498,875
Taxes paid on undistributed capital gains	—	(2)	(191)
Net cash provided by (used in) operating activities	19,917,696	10,830,217	5,069,437
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(134,592)	(107,469)	56,085
Increase (Decrease) in:
Floating rate obligations	—	—	—
Payable for offering costs	(182,538)	(177,356)	(74,924)
Accrued shelf offering costs	38,390	31,866	—
MTP shares, at liquidation value	—	—	(44,861,000)
VRDP Shares, at liquidation value	—	—	45,000,000
Cash distributions paid to common shareholders	(16,479,211)	(10,288,028)	(4,445,409)
Cost of common shares repurchased and retired	—	—	(190,484)
Net cash provided by (used in) financing activities	(16,757,951)	(10,540,987)	(4,515,732)
Net Increase (Decrease) in Cash	3,159,745	289,230	553,705
Cash at the beginning of period	597,501	1,414,836	91,594
Cash at the end of period	$3,757,246	$1,704,066	$645,299

Supplemental Disclosure of Cash Flow Information
	New Jersey	New Jersey	New Jersey
	Investment	Premium	Dividend
	Quality	Income	Advantage
	(NQJ )	(NNJ )	(NXJ )
Cash paid for interest (excluding amortization of offering costs)	$216,806	$133,119	$500,837

See accompanying notes to financial statements.

90	Nuveen Investments

	New Jersey	Pennsylvania
	Dividend	Investment
	Advantage 2	Quality
	(NUJ )	(NQP )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(274,614)	$12,227,859
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(12,042,745)	(40,699,507)
Proceeds from sales and maturities of investments	11,180,741	34,230,787
Proceeds from (Purchases of) short-term investments, net	—	6,635,000
Amortization (Accretion) of premiums and discounts, net	131,011	1,057,143
Assets (Liabilities) acquired in the Reorganizations, net	—	(144,466,648)
(Increase) Decrease in:
Receivable for interest	(55,812)	(7,379,016)
Receivable for investments sold	1,161,204	(2,147,969)
Other assets	103	(150,557)
Increase (Decrease) in:
Payable for interest	1	84,567
Payable for investments purchased	(170,720)	(2,292,420)
Accrued management fees	(964)	232,353
Accrued Directors/Trustees fees	145	41,623
Accrued reorganization expenses	—	1,071,757
Accrued other expenses	(8,104)	84,032
Net realized (gain) loss from investments	(21,349)	477,117
Change in net unrealized (appreciation) depreciation of investments	3,397,776	3,570,300
Taxes paid on undistributed capital gains	(105)	(193)
Net cash provided by (used in) operating activities	3,296,568	(137,423,772)
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	215,400	(828,900)
Increase (Decrease) in:
Floating rate obligations	—	(175,000)
Payable for offering costs	(66,748)	226,717
Accrued shelf offering costs	—	—
MTP shares, at liquidation value	—	47,740,000
VRDP Shares, at liquidation value	—	105,000,000
Cash distributions paid to common shareholders	(3,081,453)	(16,409,648)
Cost of common shares repurchased and retired	(122,671)	(214,043)
Net cash provided by (used in) financing activities	(3,055,472)	135,339,126
Net Increase (Decrease) in Cash	241,096	(2,084,646)
Cash at the beginning of period	516,247	3,131,767
Cash at the end of period	$757,343	$1,047,121

Supplemental Disclosure of Cash Flow Information
	New Jersey	Pennsylvania
	Dividend	Investment
	Advantage 2	Quality
	(NUJ )	(NQP )
Cash paid for interest (excluding amortization of offering costs)	$701,014	$531,149

See accompanying notes to financial statements.

Nuveen Investments	91

Financial
Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired	Ending Common Share NAV	Ending Market Value
New Jersey Investment Quality (NQJ)
Year Ended 4/30:
2014	$15.84	$.81	$(.77)	$—	$—		$.04	$(.80)	$—	$(.80)	$—	$15.08	$13.51
2013	15.31	.77	.59	—	—		1.36	(.83)	—	(.83)	—	15.84	15.15
2012	13.69	.83	1.63	—	—		2.46	(.84)	—	(.84)	—	15.31	14.93
2011	14.44	.85	(.73)	(.01)	—		.11	(.83)	(.03)	(.86)	—	13.69	12.68
2010	13.00	.92	1.31	(.03)	—		2.20	(.76)	—	(.76)	—	14.44	13.56

New Jersey Premium Income (NNJ)
Year Ended 4/30:
2014	16.30	.84	(.89)	—	—		(.05)	(.85)	—	(.85)	—	15.40	14.08
2013	15.86	.80	.50	—	—		1.30	(.86)	—	(.86)	—	16.30	15.97
2012	14.22	.85	1.65	—	—		2.50	(.85)	(.01)	(.86)	—	15.86	15.48
2011	14.96	.86	(.76)	(.01)	—		.09	(.82)	(.01)	(.83)	—	14.22	13.44
2010	13.83	.90	1.02	(.03)	—	*	1.89	(.74)	(.02)	(.76)	—	14.96	14.19

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

92	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets Applicable to Common Shares(c)
Based on Common Share NAV	(b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)	Portfolio Turnover Rate	(e)

.73%		(5.22)%	$308,942	1.61%		5.55%	12%
8.91		7.04	324,600	1.61		4.97	14
18.41		24.98	313,082	1.61		5.70	9
.67		(.46)	279,968	1.55		5.96	9
17.23		26.39	295,382	1.16		6.57	4

.15		(6.17)	186,021	1.66		5.62	11
8.23		8.80	196,989	1.70		4.96	14
18.03		22.07	191,000	1.64		5.62	10
.57		.41	171,212	1.59		5.85	7
13.90		25.45	180,024	1.19		6.19	3

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”) and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

New Jersey Investment Quality (NQJ)
Year Ended 4/30:
2014	.58%
2013	.61
2012	.58
2011	.51
2010	—

New Jersey Premium Income (NNJ)
Year Ended 4/30:
2014	.59%
2013	.67
2012	.58
2011	.51
2010	—

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	93

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share NAV	Ending Market Value
New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2014	$16.12	$.71	$(.87)	$—	$—		$(.16)	$(.68)	$—	$(.68)	$—	*	$15.28	$13.64
2013	15.31	.63	.93	—	—		1.56	(.75)	—	(.75)	—		16.12	14.94
2012	13.61	.71	1.83	—	—		2.54	(.83)	(.01)	(.84)	—		15.31	14.92
2011	14.51	.89	(.91)	(.03)	—	*	(.05)	(.83)	(.02)	(.85)	—		13.61	12.67
2010	12.97	.91	1.42	(.03)	—	*	2.30	(.75)	(.01)	(.76)	—		14.51	13.48

New Jersey Dividend Advantage 2 (NUJ)
Year Ended 4/30:
2014	15.70	.69	(.74)	—	—		(.05)	(.68)	—	(.68)	—	*	14.97	13.29
2013	15.23	.68	.57	—	—		1.25	(.78)	—	(.78)	—		15.70	15.28
2012	13.60	.77	1.73	—	—		2.50	(.86)	(.01)	(.87)	—		15.23	15.74
2011	14.47	.85	(.82)	(.01)	—		.02	(.85)	(.04)	(.89)	—		13.60	12.55
2010	12.93	.94	1.45	(.03)	(.01)		2.35	(.78)	(.03)	(.81)	—		14.47	14.68

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
After expense reimbursement from the Adviser, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing New Jersey Dividend Advantage (NXJ) for any fees or expenses. As of March 31, 2012, the Adviser is no longer reimbursing New Jersey Dividend Advantage 2 (NUJ) for any fees or expenses.

94	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate	(f)

(.71)%	(3.78)%	$100,181	2.07%		4.83%	N/A		N/A	6%
10.29	5.04	105,892	2.37		3.91	N/A		N/A	17
19.09	25.08	100,578	2.52		4.82	N/A		N/A	15
(.38)	.11	89,399	1.34		6.16	1.27%		6.23%	6
18.03	28.17	95,300	1.18		6.35	1.04		6.49	4

.01	(8.24)	67,596	2.53		4.80	N/A		N/A	11
8.35	1.99	71,079	2.42		4.35	N/A		N/A	27
18.82	33.35	68,911	2.59		5.22	2.52		5.30	9
.10	(8.75)	61,503	1.96		5.84	1.81		5.99	7
18.55	35.95	65,410	1.22		6.54	1.00		6.76	4

(d)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VRDP Shares, where applicable.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 –Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2014	.98%
2013	1.27
2012	1.41
2011	.15
2010	—

New Jersey Dividend Advantage 2 (NUJ)
Year Ended 4/30:
2014	1.32%
2013	1.23
2012	1.33
2011	.79
2010	—

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $.01 per share.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	95

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired		Offering Costs		Ending Common Share NAV	Ending Market Value
New Jersey Municipal Value (NJV)
Year Ended 4/30:
2014	$16.98	$.65	$(.66)	N/A	N/A		$(.01)	$(.63)	$(.19)	$(.82)	$—		$—		$16.15	$14.48
2013	16.62	.67	.61	N/A	N/A		1.28	(.67)	(.25)	(.92)	—		—		16.98	16.02
2012	14.72	.75	1.91	N/A	N/A		2.66	(.76)	—	(.76)	—		—		16.62	16.34
2011	15.84	.82	(1.15)	N/A	N/A		(.33)	(.77)	(.02)	(.79)	—		—		14.72	13.81
2010	14.29	.70	1.55	N/A	N/A		2.25	(.70)	—	(.70)	—		—	*	15.84	15.21

Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2014	16.21	.74	(.93)	$—	$—		(.19)	(.85)	—	(.85)	—	*	—		15.17	13.76
2013	15.78	.80	.54	—	—		1.34	(.91)	—	(.91)	—		—		16.21	15.24
2012	14.11	.90	1.70	—	—		2.60	(.93)	—	(.93)	—		—		15.78	15.67
2011	14.82	.93	(.73)	(.01)	—		.19	(.90)	—	(.90)	—		—		14.11	13.09
2010	13.53	.96	1.16	(.03)	—		2.09	(.80)	—	(.80)	—	*	—		14.82	13.64
(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

96	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)
Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)	Portfolio Turnover Rate	(e)

.25%	(4.18)%	$25,272.88%			4.12%	12%
7.86	3.58	26,574.83			3.95	7
18.43	24.34	25,957.85			4.76	20
(2.17)	(4.19)	22,981.85			5.32	2
16.05	6.32	24,722.82			4.63	5

(.69)	(3.65)	574,558	1.87		5.33	8
8.50	2.97	261,195	1.80		4.98	17
18.88	27.48	253,937	1.63		6.00	18
1.27	2.43	226,905	1.60		6.38	8
15.74	27.87	238,368	1.23		6.72	6

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 –Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

New Jersey Municipal Value (NJV)
Year Ended 4/30:
2014	.04%
2013	.04
2012	.04
2011	.06
2010	.06

Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2014	.68%
2013	.72
2012	.61
2011	.55
2010	.07

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

N/A	Fund is not authorized to issue ARPS.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	97

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders	(a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired	Offering Costs		Ending Common Share NAV	Ending Market Value
Pennsylvania Municipal Value (NPN)
Year Ended 4/30:
2014	$16.48	$.67	$(.56)	N/A		N/A		$.11	$(.64)	$(.04)	$(.68)	$—	$—		$15.91	$14.45
2013	16.36	.68	.38	N/A		N/A		1.06	(.64)	(.30)	(.94)	—	—		16.48	15.86
2012	14.79	.72	1.58	N/A		N/A		2.30	(.71)	(.02)	(.73)	—	—		16.36	15.38
2011	15.46	.79	(.70)	N/A		N/A		.09	(.76)	—	(.76)	—	—		14.79	13.96
2010	14.29	.70	1.19	N/A		N/A		1.89	(.72)	—	(.72)	—	—	*	15.46	15.43

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

98	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets Applicable to Common Shares
Based on Common Share NAV	(b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(c)	Net Investment Income (Loss)	Portfolio Turnover Rate	(d)

.80%		(4.45)%	$19,401.85%			4.28%	6%
6.58		9.39	20,089.81			4.11	7
15.89		15.68	19,948.86			4.60	11
.59		(4.77)	18,029.87			5.17	3
13.49		7.52	18,805.82			4.68	5

(c)
The expense ratios reflect, among other things, all interest expense and other costs related to the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 1 – General Information and Significant Accounting Policies, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, as follows:

Pennsylvania Municipal Value (NPN)
Year Ended 4/30:
2014	—%
2013	—
2012	—
2011	—
2010	—

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

N/A	Fund is not authorized to issue ARPS.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	99

Financial Highlights (continued)

	ARPS at the End of Period		MTP Shares at the End of Period (a)		VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $25,000	Outstanding	Per $10	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share
New Jersey Investment Quality (NQJ)
Year Ended 4/30:
2014	$—	$—	$—	$—	$144,300	$314,097
2013	—	—	—	—	144,300	324,948
2012	—	—	—	—	144,300	316,966
2011	—	—	—	—	144,300	294,018
2010	143,450	76,478	—	—	—	—

New Jersey Premium Income (NNJ)
Year Ended 4/30:
2014	—	—	—	—	88,600	309,955
2013	—	—	—	—	88,600	322,335
2012	—	—	—	—	88,600	315,576
2011	—	—	—	—	88,600	293,242
2010	87,875	76,216	—	—	—	—

New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2014	—	—	—	—	45,000	322,624
2013	—	—	44,861	33.60	—	—
2012	—	—	44,861	32.42	—	—
2011	—	—	44,861	29.93	—	—
2010	43,925	79,240	—	—	—	—

New Jersey Dividend Advantage 2 (NUJ)
Year Ended 4/30:
2014	—	—	35,050	29.29	—	—
2013	—	—	35,050	30.28	—	—
2012	—	—	35,050	29.66	—	—
2011	—	—	35,050	27.55	—	—
2010	31,225	77,370	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014		2013	2012	2011
New Jersey Dividend Advantage (NXJ)
Series 2014 (NXJ PRACL)
Ending Market Value per Share	$—		$10.02	$10.08	$9.94
Average Market Value per Share	10.03	^^^	10.09	10.07	9.95	^

New Jersey Dividend Advantage 2 (NUJ)
Series 2015 (NUJ PRC)
Ending Market Value per Share	10.02		10.04	10.04	9.62
Average Market Value per Share	10.03		10.05	9.91	9.65	^^

^	For the period March 24, 2011 (first issuance date of shares) through April 30, 2011.
^^	For the period October 1, 2010 (first issuance date of shares) through April 30, 2011.
^^^	For the period May 1, 2013 through September 9, 2013.

See accompanying notes to financial statements.

100	Nuveen Investments

	ARPS at the End of Period		MTP Shares at the End of Period (a)		VRDP Shares at the End of Period		MTP and VRDP Shares at the End of Period
							Asset
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $25,000	Outstanding	Per $10	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	Preference
Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2014	$—	$—	$47,740	$31.66	$217,500	$316,618	$3.17
2013	—	—	—	—	112,500	332,174	—
2012	—	—	—	—	112,500	325,722	—
2011	—	—	—	—	112,500	301,693	—
2010	111,750	78,326	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014
Pennsylvania Dividend Advantage (NQP)
Series 2014 (NQP PRCCL)
Ending Market Value per Share	$10.05
Average Market Value per Share	10.03	Ω
Series 2014 (NQP PRDCL)
Ending Market Value per Share	10.04
Average Market Value per Share	10.03	Ω

Ω	For the period February 11, 2014 (effective date of the Reorganizations) through April 30, 2014.

See accompanying notes to financial statements.

Nuveen Investments	101

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (“New Jersey Investment Quality (NQJ)”)
• Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ) (“New Jersey Premium Income (NNJ)”)
• Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ) (“New Jersey Dividend Advantage (NXJ)”)
• Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ) (“New Jersey Dividend Advantage 2 (NUJ)”)
• Nuveen New Jersey Municipal Value Fund (NJV) (“New Jersey Municipal Value (NJV)”)
• Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) (“Pennsylvania Investment Quality (NQP)”)
• Nuveen Pennsylvania Municipal Value Fund (NPN) (“Pennsylvania Municipal Value (NPN)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. Common shares of New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ) and Pennsylvania Investment Quality (NQP) are traded on the NYSE while common shares of New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN) are traded on the NYSE MKT. New Jersey Investment Quality (NQJ) and New Jersey Premium Income (NNJ) were incorporated under the state laws of Minnesota on December 20, 1990 and August 19, 1992, respectively. New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), New Jersey Municipal Value (NJV), Pennsylvania Investment Quality (NQP) and Pennsylvania Municipal Value (NPN) were organized as Massachusetts business trusts on June 1, 1999, April 19, 2001, January 26, 2009, December 20, 1990 and January 26, 2009, respectively.

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC, (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Agreement and Plan of Merger
On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen Fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen Funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen Funds (the “Board”) will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Nuveen Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Investment Objectives
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

102	Nuveen Investments

Fund Reorganizations
Effective prior to the opening of business on February 11, 2014, certain Pennsylvania Funds were reorganized into the one, larger-state Fund included in this report (each a “Reorganization and collectively, the “Reorganizations”) as follows:

Acquired Funds	Acquiring Fund
Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) (“Pennsylvania Premium Income 2 (NPY)”)	Pennsylvania Investment Quality (NQP)
Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM) (“Pennsylvania Dividend Advantage (NXM)”)
Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY) (“Pennsylvania Dividend Advantage 2 (NVY)”)

The Reorganizations were approved by the shareholders of the Acquired Funds at a special meeting on December 17, 2013.

On November 20, 2013, the Funds’ Board of Directors/Trustees approved a series of reorganizations for the New Jersey Funds included in this report. The reorganizations are intended to create one, larger-state Fund, which would potentially offer shareholders the following benefits:

• Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;
• Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;
• Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and
• Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Acquiring Fund
New Jersey Investment Quality (NQJ)	New Jersey Dividend Advantage (NXJ)
New Jersey Premium Income (NNJ)
New Jersey Dividend Advantage 2 (NUJ)

The reorganizations are subject to customary conditions, including shareholder approval at annual shareholder meetings later this year.

Upon the closing of a reorganization, the Acquired Funds transfer their assets to the Acquiring Funds in exchange for common and preferred shares of the Acquiring Funds and the assumption by the Acquiring Funds of the liabilities of the Acquired Funds. The Acquired Funds are then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Acquired Funds become shareholders of the Acquiring Funds. Holders of common shares of the Acquired Funds receive newly issued common shares of the Acquiring Funds, the aggregate net asset value (“NAV”) of which is equal to the aggregate NAV of the common shares of the Acquired Funds held immediately prior to the reorganizations (including for this purpose fractional Acquiring Funds shares to which shareholders would be entitled). Fractional shares are sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of the Acquired Funds receive on a one-for-one basis newly issued preferred shares of the Acquiring Funds, in exchange for preferred shares of the Acquired Funds held immediately prior to the reorganizations. Details of the Pennsylvania Funds’ Reorganizations are further described in Note 8 – Fund Reorganizations.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of April 30, 2014, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Nuveen Investments	103

Notes to Financial Statements (continued)

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund except New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN) is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS, at liquidation value.

MuniFund Term Preferred Shares
During the current fiscal period, New Jersey Dividend Advantage 2 (NUJ) and Pennsylvania Investment Quality (NQP) had issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 liquidation value per share. Each Fund’s MTP Shares were issued in one or more Series and trade on the NYSE/NYSE MKT.

On September 9, 2013, New Jersey Dividend Advantage (NXJ) redeemed all series of the Fund’s 2014 MTP Shares, at their $10 liquidation value per share plus dividend amounts owed using proceeds from its issuance of VRDP Shares (as described below in Variable Rate Demand Preferred Shares).

As of April 30, 2014, the details of each Fund’s MTP Shares are as follows:

					Shares
			NYSE/		Outstanding
			NYSE MKT	Shares	at $10 Per Share	Annual
	Series		Ticker	Outstanding	Liquidation Value	Dividend Rate
New Jersey Dividend Advantage 2 (NUJ)	2015		NUJ PRC	3,505,000	$35,050,000	2.00%
Pennsylvania Investment Quality (NQP)
	2015	*	NQP PRCCL	2,319,000	$23,190,000	2.10%
	2015	*	NQP PRDCL	2,455,000	$24,550,000	2.15%

*	MTP Shares issued in connection with the Reorganization.

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares were subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares by NYSE/NYSE MKT ticker symbol are as follows:

NYSE/
			NYSE MKT	Term	Optional	Premium
	Series		Ticker	Redemption Date	Redemption Date	Expiration Date
New Jersey Dividend Advantage 2 (NUJ)	2015		NUJ PRC	November 1, 2015	November 1, 2011	October 31, 2012
Pennsylvania Investment Quality (NQP)
	2015	*	NQP PRCCL	November 1, 2015	November 1, 2011	October 31, 2012
	2015	*	NQP PRDCL	November 1, 2015	November 1, 2011	October 31, 2012

*	MTP Shares issued in connection with the Reorganization.

The average liquidation value of MTP Shares outstanding for each Fund during the fiscal year ended April 30, 2014, were as follows:

	New Jersey		New Jersey		Pennsylvania
	Dividend		Dividend		Investment
	Advantage		Advantage 2		Quality
	(NXJ	)*	(NUJ	)	(NQP	)**
Average liquidation value of MTP Shares outstanding	$44,861,000		$35,050,000		$47,740,000

*	For the period May 1, 2013 through September 9, 2013.
**	Included MTP Shares issued in connection with its Reorganization for the period February 11, 2014 through April 30, 2014.

For financial reporting purposes, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (“MTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were

104	Nuveen Investments

recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In conjunction with New Jersey Dividend Advantage’s (NXJ) redemption of MTP Shares, the remaining deferred offering costs of $112,854 were fully expensed during the current fiscal period, as the redemption was deemed an extinguishment of debt.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publicly available.

During the fiscal year ended April 30, 2013, New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) exchanged all 1,443, 886, 1,125 and 1,000 shares of their outstanding Series 1 VRDP for 1,443, 886, 1,125 and 1,000 shares of Series 2 VRDP, respectively. Concurrent with these exchanges, Pennsylvania Premium Income 2 (NPY) issued an additional 50 Series 2 VRDP Shares through a privately negotiated offering, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. The Funds completed their exchange offers in which they refinanced their existing VRDP Shares with new VRDP Shares with a maturity date of April 1, 2043 for New Jersey Investment Quality (NQJ) and New Jersey Premium Income (NNJ) and December 1, 2042 for Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY).

As of April 30, 2014, the details of the Funds’ VRDP Shares outstanding are as follows:
			Shares
			Outstanding
		Shares	at $100,000 Per Share
	Series	Outstanding	Liquidation Value	Maturity
New Jersey Investment Quality (NQJ)	2	1,443	$144,300,000	April 1, 2043
New Jersey Premium Income (NNJ)	2	886	$ 88,600,000	April 1, 2043
New Jersey Dividend Advantage (NXJ)	1	450	$ 45,000,000	August 3, 2043
Pennsylvania Investment Quality (NQP)	2	2,175	$217,500,000	December 1, 2042

New Jersey Dividend Advantage (NXJ) issued 450 series 1 VRDP Shares on August 29, 2013 in connection with the redemption of its outstanding MTP Shares.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of .10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the fiscal year ended April 30, 2014, were as follows:

	New Jersey		New Jersey		New Jersey		Pennsylvania
	Investment		Premium		Dividend		Investment
	Quality		Income		Advantage		Quality
	(NQJ	)	(NNJ	)	(NXJ	)*	(NQP	)**
Average liquidation value of VRDP Shares outstanding	$144,300,000		$88,600,000		$45,000,000		$135,226,027
Annualized dividend rate	0.15%		0.15%		0.16%		0.17%

*	For the period August 29, 2013 (first issuance date of shares) through April 30, 2014.
**	Includes VRDP Shares issued in connection with its reorganization.

Nuveen Investments	105

Notes to Financial Statements (continued)

For financial reporting purposes, the liquidation value of VRDP Shares is recorded as a liability and recognized as “Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. New Jersey Dividend Advantage (NXJ) incurred $205,000 of offering costs in conjunction with its shares issued during the fiscal year ended April 30, 2014. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

New Jersey Investment Quality’s (NQJ), New Jersey Premium Income’s (NNJ), Pennsylvania Investment Quality’s (NQP) and Pennsylvania Premium Income 2’s (NPY) exchange of VRDP Shares was deemed a modification of debt. Offering costs of $260,000, $260,000, $385,000 and $385,000 were incurred with New Jersey Investment Quality’s (NQJ), New Jersey Premium Income’s (NNJ), Pennsylvania Investment Quality’s (NQP) and Pennsylvania Premium Income 2’s (NPY) issuance of Series 2 VRDP Shares, respectively, which were fully expensed during the fiscal year ended April 30, 2013.

Common Shares Equity Shelf Programs and Offering Costs
The following Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing the Funds to issue additional common shares through equity shelf programs (“Shelf Offerings”).

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share.

Authorized common shares, common shares issued and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the fiscal year ended April 30, 2014 and the fiscal year ended April 30, 2013, were as follows:

	New Jersey Investment Quality (NQJ)			New Jersey Premium Income (NNJ)
	Year Ended		Year Ended	Year Ended		Year Ended
	4/30/14		4/30/13	4/30/14		4/30/13
Authorized common shares	2,000,000	*	—	1,200,000	*	—
Common shares issued	—		—	—		—
Offering proceeds, net of offering costs	—		—	—		—

*	Shelf Offering declared effective by the SEC during the current reporting period.

Costs incurred by the Funds in connection with their Shelf Offerings are recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. These deferred charges are recognized over the period such additional shares are sold by reducing the proceeds from the Shelf Offering. These deferred charges are not to exceed the one-year life of the Shelf Offering period and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of “Other expenses” on the Statement of Operations. Any additional costs the Funds may incur in connection with their Shelf Offerings are expensed as incurred and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

As of April 30, 2014, the Funds were not invested in any portfolio securities or derivative instruments that are subject to netting agreements.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

106	Nuveen Investments

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

New Jersey Investment Quality (NQJ)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$439,199,567	$—	**	$439,199,567
Common Stocks	3,747,650	—	—		3,747,650
Total	$3,747,650	$439,199,567	$—	**	$442,947,217

New Jersey Premium Income (NNJ)
Long-Term Investments*:
Municipal Bonds	$—	$268,780,631	$—		$268,780,631

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Value equals zero at the end of the reporting period.

Nuveen Investments	107

Notes to Financial Statements (continued)

New Jersey Dividend Advantage (NXJ)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$142,707,484	$—		$142,707,484

New Jersey Dividend Advantage 2 (NUJ)
Long-Term Investments*:
Municipal Bonds	$—	$100,476,800	$—		$100,476,800

New Jersey Municipal Value (NJV)
Long-Term Investments*:
Municipal Bonds	$—	$25,673,141	$—	**	$25,673,141
Common Stocks	624,527	—	—		624,527
Total	$624,527	$25,673,141	$—	**	$26,297,668

Pennsylvania Investment Quality (NQP)
Long-Term Investments*:
Municipal Bonds	$—	$863,435,128	$—		$863,435,128

Pennsylvania Municipal Value (NPN)
Long-Term Investments*:
Municipal Bonds	$—	$19,088,537	$—		$19,088,537

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Value equals zero at the end of the reporting period.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside

108	Nuveen Investments

investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended April 30, 2014, were as follows:

	New Jersey		Pennsylvania
	Municipal		Investment
	Value		Quality
	(NJV	)	(NQP	)
Average floating rate obligations outstanding	$1,500,000		$37,232,425
Average annual interest rate and fees	0.69%		0.43%

As of April 30, 2014, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income		Advantage		Advantage 2		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Floating rate obligations: self-deposited inverse floaters	$—		$—		$—		$—		$1,500,000
Floating rate obligations: externally-deposited inverse floaters	41,920,000		26,710,000		13,100,000		8,340,000		600,000
Total	$41,920,000		$26,710,000		$13,100,000		$8,340,000		$2,100,000

	Pennsylvania		Pennsylvania
	Investment		Municipal
	Quality		Value
	(NQP	)	(NPN	)
Floating rate obligations: self-deposited inverse floaters	$37,170,000		$—
Floating rate obligations: externally-deposited inverse floaters	54,350,000		540,000
Total	$91,520,000		$540,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

Nuveen Investments	109

Notes to Financial Statements (continued)

As of April 30, 2014, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income		Advantage		Advantage 2		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Maximum exposure to Recourse Trusts	$34,920,000		$22,290,000		$10,835,000		$7,675,000		$600,000

	Pennsylvania		Pennsylvania
	Investment		Municipal
	Quality		Value
	(NQP	)	(NPN	)
Maximum exposure to Recourse Trusts	$15,075,000		$540,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the fiscal year ended April 30, 2014.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares
Transactions in common shares were as follows:

	New Jersey Investment Quality (NQJ)		New Jersey Premium Income (NNJ)		New Jersey Dividend Advantage (NXJ)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	4/30/14	4/30/13	4/30/14	4/30/13	4/30/14	4/30/13
Common shares:
Issued in the Reorganizations	—	—	—	—	—	—
Issued to shareholders due to reinvestment of distributions	—	36,613	—	40,586	—	776
Repurchased and retired	—	—	—	—	(15,300)	—
Weighted average common share:
Price per share repurchased and retired	—	—	—	—	$12.43	—
Discount per share repurchased and retired	—	—	—	—	13.65%	—

110	Nuveen Investments

	New Jersey Dividend Advantage 2 (NUJ)		New Jersey Municipal Value (NJV)
	Year Ended	Year Ended	Year Ended	Year Ended
	4/30/14	4/30/13	4/30/14	4/30/13
Common shares:
Issued in the Reorganizations	—	—	—	—
Issued to shareholders due to reinvestment of distributions	—	3,072	—	3,325
Repurchased and retired	(10,200)	—	—	—
Weighted average common share:
Price per share repurchased and retired	$12.01	—	—	—
Discount per share repurchased and retired	14.00%	—	—	—

	Pennsylvania Investment Quality (NQP)		Pennsylvania Municipal Value (NPN)
	Year Ended	Year Ended	Year Ended	Year Ended
	4/30/14	4/30/13	4/30/14	4/30/13
Common shares:
Issued in the Reorganizations(1)	21,788,337	—	—	—
Issued to shareholders due to reinvestment of distributions	—	22,021	—	—
Repurchased and retired	(17,300)	—	—	—
Weighted average common share:
Price per share repurchased and retired	$12.35	—	—	—
Discount per share repurchased and retired	13.16%	—	—	—

(1)	Refer to Note 8 – Fund Reorganizations for further details.

Preferred Shares
New Jersey Dividend Advantage 2 (NUJ) did not have any transactions in MTP Shares during the fiscal year ended April 30, 2014. The Funds did not have any transactions in MTP Shares during the fiscal year ended April 30, 2013.

Transactions in MTP Shares for the Funds, where applicable, were as follows:
	Year Ended 4/30/14
		NYSE/
		NYSE MKT
	Series	Ticker	Shares	Amount
New Jersey Dividend Advantage (NXJ)
MTP Shares redeemed	2014	NXJ PRACL	(4,486,100)	$(44,861,000)
Pennsylvania Investment Quality (NQP)
MTP Shares issued in connection with the reorganization	2015	NQP PRCCL	2,319,000	$23,190,000
	2015	NQP PRDCL	2,455,000	$24,550,000

With the exception of New Jersey Dividend Advantage (NXJ) and Pennsylvania Investment Quality (NQP), the Funds with VRDP Shares issued and outstanding did not have any transactions in VRDP Shares during the fiscal year ended April 30, 2014. New Jersey Dividend Advantage (NXJ) did not have any transactions in VRDP Shares during the fiscal year ended April 30, 2013.

Transactions in VRDP Shares were as follows:

	Year Ended 4/30/13
	Series	Shares	Amount
New Jersey Investment Quality (NQJ)
VRDP Shares issued	2	1,443	$144,300,000
VRDP Shares exchanged	1	(1,443)	(144,300,000)
Net increase (decrease)	—	—

New Jersey Premium Income (NNJ)
VRDP Shares issued	2	886	$88,600,000
VRDP Shares exchanged	1	(886)	(88,600,000)
Net increase (decrease)	—	—

Nuveen Investments	111

Notes to Financial Statements (continued)

	Year Ended 4/30/14
	Series	Shares	Amount
New Jersey Dividend Advantage (NXJ)
VRDP Shares issued	1	450	$45,000,000

	Year Ended 4/30/14			Year Ended 4/30/13
	Series	Shares	Amount	Series	Shares	Amount
Pennsylvania Investment Quality (NQP)
VRDP Shares issued in connection with the reorganization	2	1,050	$105,000,000	—	—	—
VRDP Shares issued	—	—	—	2	1,125	$112,500,000
VRDP Shares exchanged	—	—	—	1	(1,125)	(112,500,000)
Net increase (decrease)		1,050	$105,000,000		—	$—

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended April 30, 2014, were as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Municipal		Investment		Municipal
	Quality		Income		Advantage		Advantage 2		Value		Quality		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)	(NQP	)	(NPN	)
Purchases	$51,668,841		$28,371,814		$8,413,152		$12,042,745		$3,609,334		$40,699,507		$1,163,712
Sales and maturities	51,626,744		28,189,318		9,288,470		11,180,741		3,004,441		34,230,787		1,200,893

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Municipal		Investment		Municipal
	Quality		Income		Advantage		Advantage 2		Value		Quality		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)	(NQP	)	(NPN	)
Cost of investments	$422,338,136		$255,996,479		$134,601,462		$96,615,560		$21,787,267		$787,254,058		$17,021,313
Gross unrealized:
Appreciation	$25,531,031		$15,800,494		$9,574,147		$5,086,327		$3,028,614		$50,015,949		$2,111,818
Depreciation	(4,921,950)		(3,016,342)		(1,468,125)		(1,225,087)		(18,213)		(11,004,914)		(44,594)
Net unrealized appreciation (depreciation) of investments	$20,609,081		$12,784,152		$8,106,022		$3,861,240		$3,010,401		$39,011,035		$2,067,224

112	Nuveen Investments

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, nondeductible reorganization expenses, reorganization adjustments and distribution reclasses, resulted in reclassifications among the Funds’ components of common share net assets as of April 30, 2014, the Funds’ tax year end, as follows:

	New Jersey	New Jersey	New Jersey		New Jersey		New Jersey
	Investment	Premium	Dividend		Dividend		Municipal
	Quality	Income	Advantage		Advantage 2		Value
	(NQJ )	(NNJ )	(NXJ	)	(NUJ	)	(NJV	)
Paid-in-surplus	$(25,408)	$(17,533)	$(214,401)		$(148,756)		$—
Undistributed (Over-distribution of) net investment income	(13,073)	(4,657)	204,362		141,586		22
Accumulated net realized gain (loss)	38,481	22,190	10,039		7,170		(22)

	Pennsylvania		Pennsylvania
	Investment		Municipal
	Quality		Value
	(NQP	)	(NPN	)
Paid-in-surplus	$2,654,683		$5,519
Undistributed (Over-distribution of) net investment income	1,234,812		(5,697)
Accumulated net realized gain (loss)	(3,889,495)		178

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of April 30, 2014, the Funds’ tax year end, were as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income		Advantage		Advantage 2		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Undistributed net tax-exempt income1	$4,137,911		$2,554,195		$1,026,468		$717,857		$64,106
Undistributed net ordinary income2	—		—		—		—		8,539
Undistributed net long-term capital gains	—		—		—		—		—

	Pennsylvania		Pennsylvania
	Investment		Municipal
	Quality		Value
	(NQP	)	(NPN	)
Undistributed net tax-exempt income1	$3,525,943		$27,295
Undistributed net ordinary income2	—		—
Undistributed net long-term capital gains	—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 1, 2014, paid on May 1, 2014.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended April 30, 2014 and April 30, 2013, was designated for purposes of the dividends paid deduction as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Municipal		Investment		Municipal
	Quality		Income		Advantage		Advantage 2		Value		Quality		Value
2014	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)	(NQP	)	(NPN	)
Distributions from net tax-exempt income3	$16,689,958		$10,427,738		$4,941,439		$3,781,312		$976,582		$16,585,766		$775,216
Distributions from net ordinary income2	5,178		1,328		1,865		1,098		15,941		56,083		339
Distributions from net long-term capital gains4	—		—		—		—		303,326		—		43,240

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2014, as Exempt Interest Dividends.
4
The Funds designate as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended April 30, 2014.

Nuveen Investments	113

Notes to Financial Statements (continued)

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Municipal		Investment		Municipal
	Quality		Income		Advantage		Advantage 2		Value		Quality		Value
2013	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)	(NQP	)	(NPN	)
Distributions from net tax-exempt income	$17,424,455		$10,662,777		$6,030,169		$4,289,294		$1,031,516		$15,057,384		$775,508
Distributions from net ordinary income2	11,201		55		1,584		2,689		25,009		—		—
Distributions from net long-term capital gains	—		—		—		—		395,298		—		367,635

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of April 30, 2014, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Municipal		Investment		Municipal
	Quality		Income		Advantage		Advantage 2		Value		Quality		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)	(NQP	)5	(NPN	)
Expiration:
April 30, 2016	$—		$—		$—		$—		$—		$2,167,149		$—
April 30, 2017	—		—		—		—		—		13,518		—
Not subject to expiration:	2,237,572		879,971		875,166		240,901		99,123		1,108,231		79,461
Total	$2,237,572		$879,971		$875,166		$240,901		$99,123		$3,288,898		$79,461

5	A portion of Pennsylvania Investment Quality’s (NQP) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended April 30, 2014, the following Fund utilized capital loss carryforwards as follows:

	New Jersey
	Dividend
	Advantage 2
	(NUJ	)
Utilized capital loss carryforwards	$29,668

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		Pennsylvania
	Investment		Dividend		Dividend		Municipal		Investment
	Quality		Advantage		Advantage 2		Value		Quality
	(NQJ	)	(NXJ	)	(NUJ	)	(NJV	)	(NQP	)
Post-October capital losses6	$1,346,448		$43,307		$1,149		$3,476		$264,756
Late-year ordinary losses7	—		—		—		—		—

6	Capital losses incurred from November 1, 2013 through April 30, 2014, the Funds’ tax year end.
7	Ordinary losses incurred from January 1, 2014 through April 30, 2014, and specified losses incurred from November 1, 2013 through April 30, 2014.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

114	Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:
New Jersey Investment Quality (NQJ)
New Jersey Premium Income (NNJ)
Pennsylvania Investment Quality (NQP)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

New Jersey Dividend Advantage (NXJ)
New Jersey Dividend Advantage 2 (NUJ)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

New Jersey Municipal Value (NJV)
Pennsylvania Municipal Value (NPN)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For managed assets over $2 billion	.3375

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2014, the complex-level fee rate for each of these Funds was .1661%.

Nuveen Investments	115

Notes to Financial Statements (continued)

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Fund Reorganizations
The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Acquired Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of each of the Reorganizations, the Acquired Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Funds’ shareholders for federal income tax purposes.

Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Funds as of the date of their respective Reorganization, were as follows:

	Pennsylvania		Pennsylvania		Pennsylvania
	Premium		Dividend		Dividend
	Income 2		Advantage		Advantage 2
	(NPY	)	(NXM	)	(NVY	)
Cost of investments	$309,740,941		$68,491,113		$74,128,235
Fair value of investments	318,374,875		70,033,086		75,315,252
Net unrealized appreciation (depreciation) of investments	(8,633,934)		(1,541,973)		(1,187,017)

For financial reporting purposes, assets received and shares issued by the Acquiring Fund was recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Common Shares
For accounting and performance reporting purposes, the Acquiring Fund is the survivor. The shares outstanding, net assets and NAV per common share immediately before and after the Reorganizations are as follows:

	Pennsylvania		Pennsylvania		Pennsylvania
	Premium		Dividend		Dividend
	Income 2		Advantage		Advantage 2
Acquired Funds – Prior to Reorganizations	(NPY	)	(NXM	)	(NVY	)
Common shares outstanding	15,582,151		3,295,084		3,689,062
Net assets applicable to common shares	$219,185,471		$47,511,538		$52,559,556
NAV per common share outstanding	14.07		14.42		14.25

	Pennsylvania
	Investment
	Quality
Acquiring Fund – Prior to Reorganizations	(NQP	)
Common shares outstanding	16,092,004
Net assets applicable to common shares	$235,789,239
NAV per common share outstanding	14.65

	Pennsylvania
	Investment
	Quality
Acquiring Fund – Post Reorganizations	(NQP	)
Common shares outstanding	37,880,341
Net assets applicable to common shares	$555,045,804
NAV per common share outstanding	14.65

116	Nuveen Investments

Preferred Shares
In connection with the Pennsylvania Investment Quality (NQP) Reorganizations, holders of MTP and VRDP Shares of the Acquired Funds received on a one-for-one basis newly issued MTP and VRDP Shares of the Acquiring Fund, in exchange for MTP and VRDP Shares of the Acquired Funds held immediately prior to the Reorganizations.

Prior to the closing of the Reorganizations, details of each Acquired Fund’s outstanding MTP Shares were as follows:

				Shares
		NYSE/		Outstanding
		NYSE MKT	Shares	at $10 Per Share	Annual
Acquired Funds	Series	Ticker	Outstanding	Liquidation Value	Dividend Rate
Pennsylvania Dividend Advantage (NXM)	2015	NXM PRC	2,319,000	$23,190,000	2.10%
Pennsylvania Dividend Advantage 2 (NVY)	2015	NVY PRC	2,455,000	$24,550,000	2.15%

Prior to the closing of the Reorganizations, details of each Acquired Fund’s outstanding VRDP Shares were as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
Acquired Funds	Series	Outstanding	Liquidation Value	Maturity
Pennsylvania Premium Income 2 (NPY)	2	1,050	$105,000,000	December 1, 2042

Details of the Fund’s MTP Shares issued in connection with the Reorganizations were as follows:

				Shares
		NYSE/		Outstanding
		NYSE MKT	Shares	at $10 Per Share	Annual
Acquiring Fund	Series	Ticker	Outstanding	Liquidation Value	Dividend Rate
Pennsylvania Investment Quality (NQP)	2015	NQP PRCCL	2,319,000	$23,190,000	2.10%
	2015	NQP PRDCL	2,455,000	$24,550,000	2.15%

Details of the Fund’s VRDP Shares issued in connection with the Reorganizations were as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
Acquiring Funds	Series	Outstanding	Liquidation Value	Maturity
Pennsylvania Investment Quality (NQP)	2	1,050	$105,000,000	December 1, 2042

Pro Forma Results of Operations
The beginning of the Acquired Funds’ current fiscal period was May 1, 2013. Assuming the Reorganizations had been completed on May 1, 2013, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the fiscal year ended April 30, 2014, are as follows:

Pennsylvania
Investment
Quality
Acquiring Fund – Pro Forma Results of Operations	(NQP )
Net investment income (loss)	$29,096,497
Net realized and unrealized gains (losses)	(31,866,391)
Change in net assets resulting from operations	(2,769,894)

Because the combined investment portfolios for the Reorganization have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that has been included in the Statement of Operations for the Acquiring Fund since the Reorganizations were consummated.

In connection with the Reorganizations, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued reorganization expenses” on the Statement of Assets and Liabilities.

9. Subsequent Events

Refinancing of MTP and VMTP Shares
Subsequent to the close of this reporting period, Pennsylvania Investment Quality (NQP) redeemed all series of its MTP Shares at their $10.00 liquidation value per share, respectively, plus dividend amounts owed, with the proceeds from $48,000,000 of newly issued 2016 Variable Rate MuniFund Term Preferred (“VMTP”) Shares. On May 20, 2014, 2016 VMTP Shares were issued to qualified institutional buyers in a private offering pursuant to Rule 144A of the Securities Act of 1933 and Pennsylvania Investment Quality’s (NQP) MTP Shares were redeemed on May 30, 2014.

Nuveen Investments	117

Additional Fund Information

Board of Directors/Trustees
William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	Ernst & Young LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60606	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information
Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NQJ	NNJ	NXJ	NUJ	NJV	NQP	NPN
Common shares repurchased	—	—	15,300	10,200	—	17,300	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

118	Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (See Leverage) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper New Jersey Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Lipper Pennsylvania Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Nuveen Investments	119

Glossary of Terms Used in this Report (continued)

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond New Jersey Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New Jersey municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Pennsylvania Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Pennsylvania municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

120	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	121

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	201

■	ROBERT P. BREMNER 1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute. Company Institute.	201

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	201

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
201

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
201

122	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Whole- sale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
201

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	201

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	201

■	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	201

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
201

Nuveen Investments	123

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda s Club Chicago.	125

■	THOMAS S. SCHREIER, JR.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	125

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					201

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	93

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	201

124	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	201

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	201

■	SCOTT S. GRACE 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					201

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	201

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	201

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	201

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Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	201

■	JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).
	1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		201

(1)
For New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), New Jersey Municipal Value (NJV), Pennsylvania Investment Quality (NQP) and Pennsylvania Municipal Value (NPN), The Board of Trustees are divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two Board Members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For New Jersey Investment Quality (NQJ) and New Jersey Premium Income (NNJ), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the Board Member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

126	Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

I. The Approval Process
The Board of Trustees or Directors (as the case may be) of each Fund (each, a “Board” and each Trustee or Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval. Separately, as part of a broad initiative of Nuveen to rationalize its fund offerings and eliminate overlapping funds, the Board has also approved and recommended that shareholders approve the reorganizations (each, a “Reorganization” and, collectively, the “Reorganizations”) of Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“NJ Investment Quality Municipal Fund”), Nuveen New Jersey Premium Income Municipal Fund, Inc. (“NJ Premium Income Municipal Fund”) and Nuveen New Jersey Dividend Advantage Municipal Fund 2 (“NJ Dividend Advantage Municipal Fund 2” and, together with NJ Investment Quality Municipal Fund and NJ Premium Income Municipal Fund, the “New Jersey Reorganization Target Funds”) into Nuveen New Jersey Dividend Advantage Municipal Fund (“NJ Dividend Advantage Municipal Fund”). As shareholder approval is required for the consummation of the Reorganizations, the Board’s review and approval described above included the Original Advisory Agreements and the New Advisory Agreements for the New Jersey Reorganization Target Funds so as to avoid any disruption in sub-advisory services pending shareholder approval of the Reorganizations or if shareholder approval is not obtained for the Reorganizations.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable

128	Nuveen Investments

laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements
In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds

130	Nuveen Investments

and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain funds. The Board recognized the results of these efforts included the development of less expensive forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track the various forms of leverage. The Board also noted Nuveen’s continued capital management services, including executing share repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various funds. The Board further noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds. Nuveen’s support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

2. The New Advisory Agreements
In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

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Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements
The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014 (or for such shorter periods available for Funds that did not exist for part of the foregoing time frame). With respect to closed-end funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•     The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•     Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•     The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•     The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. Funds classified with less relevant Performance Peer Groups include Nuveen New Jersey Municipal Value Fund and Nuveen Pennsylvania Municipal Value Fund. For these Funds, the Board considered a Fund’s performance compared to its benchmark to help assess the Fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions. iWhile the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that the Nuveen Pennsylvania Investment Quality Municipal Fund, NJ Dividend Advantage Municipal Fund and NJ Investment Quality Municipal Fund each had satisfactory performance compared to its respective peers. In this regard, the Nuveen Pennsylvania Investment Quality Municipal Fund performed in the third quartile over various periods; NJ Dividend Advantage Municipal Fund performed in the second or third quartile over the one-, three- and five-year periods; and NJ Investment Quality Municipal Fund performed in the third quartile in the three- and five-year periods and performed in the first quartile in the one-year period.

NJ Premium Income Municipal Fund appeared to lag its peers over longer periods but demonstrated more favorable performance in shorter periods. More specifically, although it was in the fourth quartile in the three- and five-year periods, NJ Premium Income Municipal Fund was in the second quartile for the one-year period. In addition, NJ Dividend Advantage Municipal Fund 2 appeared to lag its Performance Peer Group over various periods. In this regard, although it was in the fourth quartile for the one-and three-year periods, NJ Dividend Advantage Municipal Fund 2 was in the third quartile for the five-year period. The Board recognized that its underperformance in 2013 was due to, among other things, fund-level leverage and an overweight in longer duration bonds.

The Board further noted that the Performance Peer Group of each of NJ Investment Quality Municipal Fund, NJ Premium Income Municipal Fund, NJ Dividend Advantage Municipal Fund and NJ Dividend Advantage Municipal Fund 2 had some differences from the respective Fund, limiting the usefulness of the comparative data for such Funds. Moreover, although each of these Funds underperformed its respective benchmark in the one-year period, each such Fund outperformed its respective benchmark in the three- and five-year periods. In addition, the Board recognized that it had approved and recommended to shareholders the Reorganizations to, among other things, eliminate product overlap and create a single, highly scaled offering better aligned with investor needs and preferences.

With respect to the Funds with Performance Peer Groups classified as less relevant as noted above, the Board considered each such Fund’s performance compared to its respective benchmark and noted that its performance over time was satisfactory compared to the performance of its benchmark. In this regard, the Board considered that, although the Nuveen New Jersey Municipal Value Fund and the Nuveen Pennsylvania Municipal Value Fund underperformed their respective benchmarks in the one-year period, they outperformed their respective benchmarks in the three-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

134	Nuveen Investments

2. The New Advisory Agreements
With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders, such as in connection with the Reorganizations). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and the differences in the states reflected in the Peer Universe (with respect to state municipal funds) may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) below their peer averages, except NJ Dividend Advantage Municipal Fund 2. NJ Dividend Advantage Municipal Fund 2 had a net expense ratio slightly higher than its peer average but a net management fee in line with its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to municipal funds, such other clients

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

of a Fund Adviser may include: municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the

136	Nuveen Investments

Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements
As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction not to increase contractual management fee rates for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that, although closed-end

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements
As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, with respect to closed-end funds, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

138	Nuveen Investments

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements
The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements
In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•     Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction not to increase contractual management fee rates for any fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•     The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•     The reputation, financial strength and resources of TIAA-CREF.

•     The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•     The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

II. Approval of Interim Advisory Agreements
At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

1
The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

140	Nuveen Investments

Notes

Nuveen Investments	141

Notes

142	Nuveen Investments

Notes

Nuveen Investments	143

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of March 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-A-0414D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen New Jersey Premium Income Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
April 30, 2014	$24,750	$6,500	$673	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

April 30, 2013	$22,250	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
April 30, 2014	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
April 30, 2013	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
April 30, 2014	$ 673	$ 0	$ 0	$ 673
April 30, 2013	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, Jack B. Evans, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policies and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Paul Brennan	Nuveen New Jersey Premium Income Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	17	$18.51 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	4	$357 million
*	Assets are as of April 30, 2014. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of April 30, 2014 the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Paul Brennan	Nuveen New Jersey Premium Income Municipal Fund, Inc.	$0	$ 500,001-$1,000,000

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New Jersey Premium Income Municipal Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: July 7, 2014

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: July 7, 2014